      As filed with the Securities and Exchange Commission on July 2, 2003

                              Investment Company Act File No. 811-______________
--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM N-2

                        (Check appropriate box or boxes)

[_]   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[_]         Amendment No. ____

                              ---------------------

                            EXCELSIOR ABSOLUTE RETURN
                               FUND OF FUNDS, LLC

               (Exact name of Registrant as specified in Charter)

                               225 High Ridge Rd.
                               Stamford, CT 06905
                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (203) 352-4497

                              ---------------------
                              c/o Douglas Lindgren
                     U.S. Trust Hedge Fund Management, Inc.
                               225 High Ridge Rd.
                               Stamford, CT 06905
                     (Name and address of agent for service)

                                    Copy to:
                            Kenneth S. Gerstein, Esq.
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                               New York, NY 10022

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Interests in Registrant are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act. Investments in Registrant may only be made by individuals or entities meeting the definition of an "accredited investor" in Regulation D under the Securities Act and a "qualified client" within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, as amended. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in Registrant.

                                                   Copy Number: ________________


                      -------------------------------------

                         EXCELSIOR ABSOLUTE RETURN FUND
                                  OF FUNDS, LLC

                      -------------------------------------

                             CONFIDENTIAL MEMORANDUM
                                    JULY 2003

                      -------------------------------------

                     U.S. Trust Hedge Fund Management, Inc.

                               Investment Adviser

                      -------------------------------------

                               225 High Ridge Road
                               Stamford, CT 06905

                                 (203) 352-4497

In making an investment decision, investors must rely upon their own examination of Excelsior Absolute Return Fund of Funds, LLC and the terms of the offering, including the merits and risks involved. The limited liability company interests ("Interests") of Excelsior Absolute Return Fund of Funds, LLC have not been registered with or approved or disapproved by the Securities and Exchange Commission or any other Federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this Confidential Memorandum or the merits of an investment in the Interests offered hereby. Any representation to the contrary is a criminal offense.

                                TO ALL INVESTORS

             Interests are not insured by the Federal Deposit Insurance Corporation or any other governmental agency. Interests are not deposits or other obligations of, and are not guaranteed by, U.S. Trust Corporation, U.S. Trust Company, N.A., United States Trust Company of New York; U.S. Trust Company of Texas, N.A.; U.S. Trust Company of New Jersey; U.S. Trust Company of Florida, Savings Bank; U.S. Trust Company of North Carolina; U.S. Trust Company of Delaware or any of their affiliates or by any bank. Interests are subject to investment risks, including the possible loss of the full amount invested.

             Interests in Excelsior Absolute Return Fund of Funds, LLC, which are described in this Confidential Memorandum have not been and will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state. The offering contemplated by this Confidential Memorandum will be made in reliance upon an exemption from the registration requirements of the 1933 Act for offers and sales of securities that do not involve any public offering, and analogous exemptions under state securities laws.

             This Confidential Memorandum shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of interests in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning Excelsior Absolute Return Fund of Funds, LLC that are inconsistent with those contained in this Confidential Memorandum. Prospective investors should not rely on any information not contained in this Confidential Memorandum or the exhibits hereto.

             This Confidential Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Interests described herein, and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document). Notwithstanding the foregoing, each Member (and each employee, representative or other agent of such Member) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Company and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Member relating to such tax treatment and tax structure.

             Prospective investors should not construe the contents of this Confidential Memorandum as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in Excelsior Absolute Return Fund of Funds, LLC for such investor.

             These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the limited liability company agreement of Excelsior Absolute Return Fund of Funds, LLC, the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they may be required to bear the financial risks of this investment for up to two (2) years from the date that a repurchase request has been made by an investor.

                           FOR GEORGIA RESIDENTS ONLY

             These securities have been issued or sold in reliance on paragraph
(13) of Code Section 10-5-9 of the Georgia Securities Act of 1973, and may not be sold or transferred except in a transaction which is exempt under such act or pursuant to an effective registration under such act.

                                Table of Contents

                                                                                                  Page
                                                                                                  ----
Summary of Terms ...........................................................................         1
Summary of Company Expenses ................................................................        22
The Company ................................................................................        24
Investment Program .........................................................................        24
Investment Practices and Related Risk Factors ..............................................        36
Additional Risk Factors ....................................................................        50
Board of Managers ..........................................................................        55
The Adviser ................................................................................        59
The Investment Manager .....................................................................        60
The Advisory Agreement, the Sub-Advisory Agreement and the Management
  Agreement ................................................................................        61
Voting .....................................................................................        64
Conflicts of Interest ......................................................................        64
Brokerage ..................................................................................        68
Fees and Expenses ..........................................................................        69
Administrator ..............................................................................        70
Capital Accounts and Allocations ...........................................................        71
Subscriptions for Interests ................................................................        75
Redemptions, Repurchases of Interests and Transfers ........................................        76
Tax Aspects ................................................................................        80
ERISA Considerations .......................................................................        95
Additional Information and Summary of Limited Liability Company Agreement ..................        97

                              CROSS REFERENCE SHEET
                           PARTS A AND B OF PROSPECTUS

Item No.                         Caption                                          Location in Confidential Memorandum
--------                         -------                                          -----------------------------------
   1.     Outside Front Cover Page ............................    Outside Front Cover Page
   2.     Inside Front and Outside Back Cover Page ............    Inside Front and Outside Back Cover Page
   3.     Fee Table and Synopsis ..............................    Summary of Terms; Summary of Company Expenses; Fees and Expenses
   4.     Financial Highlights ................................    Not applicable
   5.     Plan of Distribution ................................    Subscription for Interests
   6.     Selling Shareholders ................................    Not applicable
   7.     Use of Proceeds .....................................    Not applicable
   8.     General Description of the Registrant ...............    Outside Front Cover Page; Summary of Terms; The Company;
                                                                   Investment Program; Additional Information and Summary of
                                                                   Limited Liability Company Agreement; Investment Practices and
                                                                   Related Risk Factors; Additional Risk Factors
   9.     Management ..........................................    Board of Managers
  10.     Capital Stock, Long-Term Debt, and
          Other Securities ....................................    Capital Accounts and Allocations
  11.     Defaults and Arrears on Senior Securities ...........    Not applicable
  12.     Legal Proceedings ...................................    Not applicable
  13.     Table of Contents of the Statement of Additional
          Information .........................................    Not Applicable
  14.     Cover Page of SAI ...................................    Not Applicable
  15.     Table of Contents of SAI ............................    Not Applicable
  16.     General Information and History .....................    Not applicable
  17.     Investment Objective and Policies ...................    Investment Program; Investment Practices and Related Risk Factors
  18.     Management ..........................................    Board of Managers; The Adviser; The Investment Manager; The
                                                                   Advisory Agreement, the Sub-Advisory Agreement and the
                                                                   Management Agreement
  19.     Control Persons and Principal Holders of
          Securities ..........................................    Not applicable
  20.     Investment Advisory and Other Services ..............    The Adviser; The Investment Manager; The Advisory Agreement,
                                                                   the Sub-Advisory Agreement and the Management Agreement
  21.     Brokerage Allocation and Other Practices ............    Brokerage
  22.     Tax Status ..........................................    Tax Aspects
  23.     Financial Statements ................................    Not Applicable

                                SUMMARY OF TERMS

The following summary is qualified entirely by the detailed information appearing elsewhere in this Confidential Memorandum and by the terms and conditions of the Limited Liability Company Agreement of Excelsior Absolute Return Fund of Funds, LLC (the "Company Agreement"), which appears as Appendix
A. You should read the Confidential Memorandum and the Company Agreement carefully before investing and retain them for future reference.

The Company                       Excelsior Absolute Return Fund of Funds, LLC
                                  (the "Company") is a newly formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company.

                                  Investors who purchase limited liability company interests in the Company ("Interests") in the offering, and other persons who acquire Interests and are admitted to the Company by its Board of Managers (the "Board of Managers"), will become members of the Company ("Members").

                                  The Company is a specialized investment
                                  vehicle that may be referred to as a
                                  "registered private investment fund." It is similar to an unregistered private investment fund in that limited liability company interests in the Company ("Interests") are sold in relatively large minimum denominations in a private placement solely to high net worth individual and institutional investors, and are subject to substantial restrictions on transfer. Unlike a private investment fund (but like other registered investment companies), the Company has registered under the 1940 Act to be able to offer Interests without limiting the number of investors that can participate in its investment program.

Investment Program                The Company's investment objective is to
                                  provide attractive long-term risk-adjusted absolute returns in a variety of capital market conditions. It intends to pursue this objective by investing substantially all of its assets in Excelsior Absolute Return Fund of Funds Master Fund, LLC (the "Master Fund"), a Delaware limited liability company, which, like the Company, is registered under the 1940
                                  Act. The Master Fund has the same investment objective and substantially the same investment policies as those of the Company.
                                  This form of investment structure is commonly known as a "master/feeder fund" arrangement.
                                  U.S. Trust Hedge Fund Management, Inc. (the
                                  "Adviser") serves as investment adviser of the Master Fund.

                                  The Master Fund pursues its investment
                                  objective by investing its assets primarily in private investment limited partnerships, joint ventures, investment companies, and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of alternative asset managers ("Portfolio Managers") that utilize a broad range of alternative investment strategies. It invests in Portfolio Funds that are managed by a variety of Portfolio Managers that employ absolute return investment strategies and trading techniques that historically have exhibited limited or no correlation to each other or to the stock market generally. These strategies include: macro strategies; event driven investing; long/short equity strategies; and relative value strategies. The investment program of the Company and the Master Fund seeks to provide above average risk-adjusted returns over a market cycle.

                                  The instruments the various Portfolio Managers may invest in include, without limitation, leveraged and non-leveraged investing in long and short positions in U.S. and foreign equities and equity-related instruments; fixed income and other debt-related instruments; cash and cash equivalents; options; warrants; futures and other commodities; currencies; over-the-counter derivative instruments (such as swaps); securities that lack active public markets; repurchase and reverse repurchase agreements; preferred stocks, convertible bonds and other financial instruments; and real estate related securities (collectively, "Financial Instruments").

                                  The Adviser has retained AIG Global Investment Corp. ("AIG Global Investment Group") to serve as the Master Fund's investment manager. AIG Global is responsible for selecting Portfolio Managers and determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager, subject to the general supervision of the Adviser. It selects Portfolio Managers based on their experience and expertise in a particular investment strategy or investment strategies. (See "Summary of Terms -- The Adviser" and " -- The Investment Manager.")

                                  Portfolio Manager Selection Process. Various members of AIG Global's personnel (the "AIG Global Hedge Fund Team") are responsible for identifying prospective Portfolio Managers, performing due diligence and review of those Portfolio Managers, allocating and reallocating the Master Fund's assets among Portfolio Managers, and providing risk management services. The AIG Global Hedge Fund Team is comprised of highly experienced investment professionals who are responsible for, among other things, evaluating Portfolio Managers, reviewing ongoing performance of Portfolio

                                  Managers, analyzing the various strategies used by Portfolio Managers and monitoring risk management.

                                  AIG Global has developed a disciplined and detailed program for identifying, evaluating and monitoring managers. After allocating assets to a Portfolio Manager, AIG Global reviews the Portfolio Manager's investment performance and other factors in determining whether allocation of the Master Fund's assets to the Portfolio Manager continues to be appropriate.

                                  AIG Global uses both qualitative and
                                  quantitative criteria as part of the Portfolio Manager selection process. These criteria include, without limitation: evaluation of a Portfolio Manager's experience; analysis of a Portfolio Manager's investment strategy and style and its decision-making process, historical performance and return patterns; review of a Portfolio Manager's risk management procedures and organizational infrastructure; and review of the terms of investment in the Portfolio Fund managed by the Portfolio Manager and the ability of the Portfolio Manager to absorb an increase in assets under management without a diminution in returns.

                                  AIG Global requires that each Portfolio Fund report, on at least a monthly basis, on the value of the Master Fund's investment in the Portfolio Fund. In addition, in constructing the Master Fund's investment portfolio, AIG Global considers the degree of liquidity available from the Portfolio Fund to help assure that the Master Fund has appropriate flexibility to adjust its investment positions, consistent with the Master Fund's investment goals, and offers reasonable liquidity to enable the Company to make offers to repurchase Interests.

                                  AIG Global evaluates regularly each Portfolio Manager to determine whether its investment program is consistent with the Master Fund's investment objective and whether its investment performance is satisfactory. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information could result in the liquidation of the investment in the Portfolio Fund. The termination of Portfolio Managers and the addition of Portfolio Managers that do not manage Portfolio Accounts (as defined below) does not require approval of investors in the Master Fund.

                                  Portfolio Funds and Portfolio Accounts.
                                  Portfolio Managers generally conduct their investment programs through Portfolio Funds, which may include private investment limited partnerships, joint ventures, investment companies and similar investment vehicles managed by Portfolio Managers. It is expected that Portfolio Funds in which the Master Fund invests will not be registered under the 1940 Act.

                                  The Master Fund intends to invest its assets primarily in Portfolio Funds. However, the Master Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Master Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Master Fund will be the sole limited partner). Any arrangement in which the Master Fund retains a Portfolio Manager to manage a separate account or separate investment vehicle is referred to as a "Portfolio Account." Portfolio Managers for which such an investment vehicle is formed and Portfolio Managers who manage assets directly for the Master Fund on a managed account basis are collectively referred to as "Subadvisors."

                                  The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by AIG Global, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

                                  Portfolio Fund Investment Practices.
                                  Unregistered investment funds typically
                                  provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed and in some cases, the amount of leverage that may be used. Portfolio Managers utilized by the Master Fund may invest and trade in a wide range of Financial Instruments and markets and may pursue a variety of investment strategies. The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (i.e., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures. These techniques may, in some cases, be an integral part of Portfolio Managers' investment programs and involve significant risks. Portfolio Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or foreign markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

                                  For purposes of complying with applicable investment restrictions and investment limitations imposed by the 1940 Act, the Master Fund will "look through" to the underlying investments of any Portfolio Account that the Master Fund may establish. However, Portfolio Funds in which the Master Fund invests are not subject to the investment restrictions of the Company or the Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

                                  Temporary Investments. During periods of adverse market conditions in the securities markets, as determined by AIG Global, the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See "Types of Investments And Related Risk Factors -- Money Market Instruments.")

                                  An investment in the Company involves
                                  substantial risks and no assurance can be given that the Company will achieve its investment objective.

Potential Benefits of             By investing in the Company, investors gain
Investing in the Company          access to a group of Portfolio Managers whose
                                  services typically are not available to the general investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Company provides investors the opportunity to participate in the investment programs of a professionally selected cross-section of
                                  Portfolio Managers, without being subject to the high minimum investment requirements that Portfolio Managers typically would impose on investors. Allocation of assets among
                                  Portfolio Managers has the potential to reduce the volatility of investment returns from that which might be associated with a direct investment with any single Portfolio Manager.

Borrowings                        The Company and the Master Fund are authorized
                                  to borrow money for investment purposes. In addition, the Company and the Master Fund are authorized to borrow money to meet repurchase requests and for cash management purposes. Any borrowings by the Company or the Master Fund, including borrowings by the Master Fund on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940
                                  Act. However, neither the Company nor the Master Fund presently intends to borrow money except for liquidity purposes. Portfolio Funds are not subject to this requirement (except for any Portfolio Funds that are registered under the 1940 Act). Borrowing for investment purposes (a practice known as "leverage") is a speculative practice that involves certain risks.

Allocation of Profit and Loss     The Company maintains a separate capital
                                  account for each Member. The initial balance of a Member's capital account will equal the amount of the Member's initial capital contribution to the Company. The net profits or net losses of the Company (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage will be determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

                                  A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any contribution to the capital of the Company is made; (iv) any day as of which the Company repurchases the Interest (or portion thereof) of any Member; or (v) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. (See "Capital Accounts and Allocations.")

Risk Factors                      The investment program of the Company is
                                  speculative and involves substantial risks.
                                  There can be no assurance that the investment objective of the Company will be achieved. The investment performance of the Company will depend on the performance of the Master Fund, which in turn will depend on the performance of the Portfolio Managers with which the Master Fund invests, and AIG Global's ability to select Portfolio Managers and to allocate and reallocate effectively the Company's assets among Portfolio Managers. The value of an investment in the Company will fluctuate with changes in the values of the Master
                                  Fund's investments.

                                  An investment in the Company involves the following general risks:

                                  . Investing in the Company can result in a loss of capital invested. Use of leverage, short sales and derivative transactions by Portfolio Managers can result in significant losses to the Company.

                                  . The Master Fund is a non-diversified fund and invests in Portfolio Funds that may not have diversified investment portfolios, thereby increasing investment risk.

                                  . The Company and the Master Fund are newly formed entities and have no operating histories upon which investors can evaluate their performance.

                                  .  Interests will not be traded on any
                                     securities exchange or other market and
                                     will be subject to substantial restrictions on transfer. (See "Types of Investments and Related Risk Factors," "Tax Aspect" and "Redemptions, Repurchases of Interests and Transfers.") Liquidity will be provided to Members only through repurchase offers made from time to time by the Company. There is no assurance that an investor tendering an Interest for repurchase in connection with a repurchase offer made by the Company will have that Interest repurchased in that repurchase offer.

                                  .  An investor who meets the conditions
                                     imposed by the Portfolio Managers,
                                     including minimum initial investment
                                     requirements that may, in many cases, be substantially higher than $100,000, could invest directly in Portfolio Funds or with Portfolio Managers. By investing in Portfolio Funds indirectly through the Company, an investor bears a pro rata portion of the asset-based fees and other expenses of the Company, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Portfolio Funds.

                                  . The fees and other expenses borne directly and indirectly by the Company, including those of the Master Fund and the fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.

                                  Investing in Portfolio Funds involves special risks, including the following:

                                  .  Portfolio Funds generally will not be
                                     registered as investment companies under the 1940 Act. Therefore, the Master Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

                                  .  Portfolio Funds may, in some cases,
                                     concentrate their investments in a single industry or group of related industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

                                  . AIG Global may have little or no means of independently verifying information provided by Portfolio Managers and thus, may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to AIG Global, which may involve risks under some market conditions that are not anticipated by AIG Global.

                                  .  The Master Fund relies primarily on
                                     information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Interests and the amounts Members receive upon the repurchase of Interests. Because Portfolio Funds provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts).

                                  .  Portfolio Managers typically charge
                                     asset-based management fees, and typically are also entitled to receive performance-based allocations. The Master Fund, as an investor in Portfolio Funds (or by retaining a Portfolio Manager to manage a Portfolio Account), will be subject to these fees and allocations, which will reduce the investment returns of the Company. These fees and allocations are in addition to the management fee the Company pays to the Adviser and the advisory fee the Master Fund pays to the Adviser.

                                  .  The performance-based allocations to
                                     Portfolio Managers may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based allocations. In addition, because a performance-based allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund's assets, the allocation may be greater than if it were based solely on realized gains.

                                  .  Each Portfolio Manager will receive any
                                     performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Master Fund generally. Accordingly, a Portfolio Manager with positive performance may receive performance-based compensation from the Master Fund, which will be borne indirectly by Members, even if the Master Fund's overall returns are negative.

                                  . Investment decisions for Portfolio Funds are made by Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Master Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

                                  .  To the extent the Master Fund purchases
                                     non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

                                  .  The Master Fund may make additional
                                     investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Master Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Company's investment return.

                                  .  Portfolio Funds may be permitted to
                                     distribute securities in kind to investors making withdrawals of capital. Upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, AIG Global would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund. In the event the Company were to receive such securities from the Master Fund, it would be required to dispose of such securities immediately either through liquidation or by distributing such securities to Members in connection with a repurchase by the Company of all or a portion of Interests of Members.

                                  Investing in a master/feeder fund arrangement involves certain risks, including the following:

                                  .   The Company pursues its investment
                                      objective by investing in the Master Fund.
                                      It will seek to withdraw its investment
                                      from the Master Fund if the Board of
                                      Managers believes it to be in the best
                                      interest of the Company to do so. In such event, the Company could receive securities and other investments from the Master Fund instead of cash. This could cause the Company to incur certain expenses.

                                  .   A change in the investment objective,
                                      policies or restrictions of the Master
                                      Fund may cause the Company to withdraw its investment in the Master Fund. Alternatively, the Company could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund. The investment objective and certain investment restrictions of the Master Fund may be changed without the approval of investors in the Master Fund. However, the Master Fund will notify the Company at least 30 days before any changes are implemented.

                                  . Interests in the Master Fund will be held by investors other than the Company. These investors may include other investment funds, including investment companies that, like the Company, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Company could be outvoted by other investors. The Company may also otherwise be adversely affected by other investors in the Master Fund.

                                  . Other investors in the Master Fund offer shares (or interests) to their investors that have costs and expenses that differ from those of the Company. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of investors in the Company.

Management                        The Board of Managers of the Company has
                                  overall responsibility for the management and supervision of the operations of the Company.
                                  The initial Managers serving on the Board of Managers have been elected by the organizational Member of the Company (who is affiliated with the Investment Adviser). By signing the Company Agreement, each Member will be deemed to have voted for the election of each of the Managers. Any vacancy on the Board of Managers may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by Members. A majority of the Managers are persons who are not "interested persons" (as defined by the 1940 Act) of the Company, the Adviser or AIG Global (the
                                  "Independent Managers"). (See "Board of
                                  Managers" and "Voting.")

                                  The Master Fund also has a board of managers which currently is comprised of the same persons who comprise the Board of Managers of the Company. The Master Fund's board of managers has overall responsibility for the management and supervision of the operations of the Master Fund.

The Adviser                       U.S. Trust Hedge Fund Management, Inc. (the
                                  "Adviser") serves as the investment adviser of the Master Fund. The Adviser is an indirect wholly-owned subsidiary of U.S. Trust
                                  Corporation ("US Trust"). Through its
                                  subsidiaries, U.S. Trust provides investment management, fiduciary, financial planning and private banking services to affluent individuals, families and institutions nationwide. Headquartered in New York City,
                                  U.S. Trust and its subsidiaries have 34
                                  offices in 12 states and the District of Columbia. As of March 31, 2003, client assets under the management of U.S. Trust and its affiliates totaled more than $79 billion.

                                  U.S. Trust is a subsidiary of The Charles
                                  Schwab Corporation ("Schwab"), and is a bank holding company registered under Federal law and incorporated in New York. Schwab is a publicly traded financial holding company and through its principal brokerage subsidiary, Charles Schwab & Co., Inc., is one of the nation's largest financial services firms, serving investors through the Internet, over 370 investor centers, four regional customer telephone service centers and automated telephonic channels.

                                  Pursuant to an investment advisory agreement with the Master Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Master Fund's investment program and providing day-to-day management services to the Master Fund. The Adviser is authorized, subject to the approval of the Master Fund's board of managers and members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Master Fund or to assist in providing these services. In consideration of these investment advisory services, the Master Fund pays the Adviser a quarterly fee of 0.25 % (1.00% on an annualized basis) of the Master Fund's net assets (the "Advisory Fee"). The

                                  Advisory Fee is computed based on the net assets of the Master Fund determined as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and is payable in arrears within five business days after the end of the quarter. The Company bears a pro rata portion of the Advisory Fee as an investor in the Master Fund.

                                  The Adviser also provides various management and administrative services to the Company pursuant to a management agreement with the Company (the "Management Agreement"). These services include: providing office space and other support services to the Company; maintaining and preserving certain records of the Company; preparing and filing various materials with state and federal regulators; supervising services provided by the Company's administrator, transfer agent and custodian; reviewing and arranging for payment of the Company's expenses; reviewing subscription documents submitted by prospective investors; preparing communications and quarterly reports to Members; and coordinating the preparation of materials relating to meetings of the Board of Managers and meetings of Members. Under the Management Agreement, the Adviser also is responsible for the investment of the cash reserves of the Company. In consideration for the services provided under the Management Agreement, the Company pays the Adviser a quarterly fee of 0.125% (0.50% on an annualized basis ) of the Company's net assets (the "Management Fee"). The Management Fee is computed based on the net assets of the Company determined as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and is payable in arrears within five business days after the end of the quarter.

The Investment Manager            AIG Global has been retained by the Adviser to
                                  serve as the investment manager of the Master
                                  Fund. AIG Global provides day-to-day
                                  investment management services to the Master
                                  Fund, subject to the general supervision of the Adviser. The members of AIG Global
                                  Investment Group's Hedge Fund team have a combined total of over 55 years of capital investment experience. AIG Global has over 15 years of experience managing capital by selecting absolute return-oriented or "skill-based" investment advisers and constructing diversified portfolios. As of March 31, 2003,
                                  AIG Global and its affiliates managed
                                  approximately $329 billion in assets,
                                  of that amount, $24 billion was invested with advisors utilizing various hedge fund strategies.

                                  In consideration of investment management services provided by AIG Global, the Adviser pays AIG Global a quarterly fee of 0.20% (0.80% on an annualized basis) of the Master Fund's net assets, with lower rates applicable in the event AIG Global is managing in excess of $200 million of assets for the Master Fund and other accounts (including pooled investment vehicles (including the Master Fund)) managed by the Adviser or its affiliates. This fee is computed based on the net assets of the Master Fund determined as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and is payable in arrears within five business days after the end of the quarter. The fee paid to AIG Global is borne by the Adviser and is not an expense of the Master Fund or the Company.

Fees and Expenses                 The Adviser and AIG Global bear all of their
                                  own costs incurred in providing investment advisory and other services to the Master Fund and the Company, including travel and other expenses related to the selection and monitoring of Portfolio Managers.

                                  The Company bears its own expenses and,
                                  indirectly through its investment in the Master Fund, a pro rata portion of the Master Fund's fees and expenses, including, but not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Master Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of Portfolio Accounts; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Company; audit and tax preparation fees and expenses; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond; the Advisory Fee and the Management Fee payable to the Adviser; fees and travel-related expenses of Managers who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Company's transactions among the Adviser and any custodian or other agent engaged by the Company; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

                                  The Adviser and the Company have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Company, to the extent necessary to limit the ordinary operating expenses of the Company to 2% per annum of the Company's average [monthly] net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Company's expenses, the Company will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Company's ordinary operating expenses to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect until terminated by the Adviser or the Company. (See "Fees and Expenses.")

Conflicts of Interest             The investment activities of the Adviser, AIG
                                  Global, Portfolio Managers and their
                                  affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Company. The Adviser, AIG Global,
                                  Portfolio Managers and their Portfolio Funds, and their affiliates may obtain brokerage, banking and other services from Schwab, U.S.
                                  Trust and their affiliates. (See "Conflicts of Interest.")

Placement Agent                   UST Securities Corp. (the "Placement Agent"),
                                  acts as a placement agent for the Company, without special compensation from the Company, and bears its own costs associated with its activities as placement agent. [The Placement
                                  Agent compensates its [client account
                                  representatives] for their ongoing servicing of clients with whom they have placed
                                  Interests. This compensation is based on a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to clients' assets invested in the Company.] The Placement
                                  Agent (subject to the approval of the Board of Managers) may retain affiliated and unaffiliated broker-dealers to act as sub-placement agents for the Company and may compensate them for their services. The
                                  Company will not bear any of the costs
                                  associated with these compensation
                                  arrangements.

Subscriptions for Interests       The minimum initial investment in the Company
                                  from each investor is $100,000, and the
                                  minimum additional investment in
                                  the Company is $25,000. The minimum initial and minimum additional investment requirements may be reduced by the Board of Managers.

                                  The Company expects to offer Interests four times each year, generally as of the first business day of each calendar quarter or more frequently in the sole discretion of the Board of Managers. All subscriptions are subject to the receipt of cleared funds from the investor prior to the applicable subscription date in the full amount of the subscription. The investor must also submit a completed subscription document before the applicable subscription date. The Board of Managers reserves the right to reject any subscription for Interests and the Board of Managers may, in its sole discretion, suspend subscriptions for Interests at any time.

                                  Because the Company may generate "unrelated business taxable income" ("UBTI"), charitable remainder trusts may not want to purchase Interests because a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Internal
                                  Revenue Code of 1986, as amended (the "Code") for any year in which it has UBTI.

Investor Eligibility              Each prospective investor will be required to
                                  certify that the Interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended. In addition, Interests are being offered only to investors that represent that they are natural persons or companies (other than investment companies and investment funds) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1.5 million at the time of subscription (or such greater amount as may be required by applicable law or by the Board of Managers, in its sole discretion) or that they meet certain other qualification requirements. An existing Member who is subscribing to make an additional investment in the Company will be required to meet these eligibility criteria at the time of the additional investment. The relevant investor qualifications are set forth in the subscription agreement that must be completed by each prospective investor. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Code.

Investor Suitability              An investment in the Company involves
                                  substantial risks and is not necessarily suitable for all eligible investors. You may lose some or all of your investment in the Company. Before making a decision to invest in the Company, you should consider whether the investment is consistent with your investment goals and needs and your personal financial situation, considering such factors as personal net worth, income, age, risk tolerance and liquidity needs.

Initial Closing Date              The initial closing date for subscriptions for
                                  Interests is September 30, 2003. However, the
                                  Company, in its sole discretion, may postpone the initial closing date for up to 90 days.
                                  The Company will commence operations following the initial closing.

Transfer Restrictions             Interests held by Members may be transferred
                                  only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of a Member or (ii) under certain limited circumstances, with the written consent of the Board of Managers (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). The Board of
                                  Managers generally may not consent to a
                                  transfer unless the following conditions are met: (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Company to repurchase Interests; and (iii) the transfer is (x) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (y) to members of the transferring Member's immediate family
                                  (brothers, sisters, spouse, parents and
                                  children), or (z) a distribution from a
                                  qualified retirement plan or an individual retirement account, unless the Company consults with counsel to the Company and such counsel confirms that the transfer will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation.
                                  The foregoing permitted transferees will not be allowed to become substituted Members without the consent of the Board of Managers, which may be withheld in its sole discretion.
                                  A Member who transfers an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer.
                                  (See "Redemptions, Repurchase of Interests and
                                  Transfers-- Transfers of Interests.")

Redemptions and Repurchases of    Interests are not redeemable and a Member has
Interests by the Company          no right to require the Company to redeem its
                                  Interest. The Company will from time to time make offers to repurchase Interests from Members. Repurchase offers will be made at such times and on such terms as may be determined by the Board of Managers, in its sole discretion. In determining whether the Company should offer to repurchase Interests or portions thereof from Members, the Board of Managers will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members as of December 31, 2004, and thereafter, twice each year, as of the end of June and December. The Board of Managers will also consider the following factors, among others, in making this determination: (i) whether any Members have requested the Company to repurchase their Interests or portions thereof; (ii) the liquidity of the Company's assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Company; (iv) the relative economies of scale with respect to the size of the Company; (v) the history of the Company in repurchasing
                                  Interests; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof. (See
                                  "Redemptions, Repurchases of Interests and
                                  Transfers -- No Right of Redemption" and "--
                                  Repurchases of Interests.")

                                  The Company Agreement generally provides that the Company will be dissolved if the Interest of any Member that has submitted a written request to the Company for the repurchase of its entire Interest, in accordance with the terms of the Company Agreement, is not repurchased by the Company within a period of two years following the date the request is received by the Company.

                                  If a repurchase offer is oversubscribed by Members who tender Interests for repurchase, the Company will repurchase only a pro rata portion of the Interest tendered by each Member. In addition, a Member who tenders for repurchase only a portion of an Interest will be required to maintain a minimum capital account balance of $[UST to advise: 100,000]. The Company maintains the right to reduce the portion of an Interest to be repurchased from a Member so that the required minimum capital account balance is maintained.

                                  The Company may redeem all or part of an Interest if, among other reasons, ownership of an Interest by a Member would cause the Company, the Master Fund or the Adviser to be in violation of the securities, commodities or other laws of the U.S. or any other relevant jurisdiction.

Summary of Taxation               Counsel to the Company will render an opinion
                                  that the Company will be classified as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Company also will render its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Company will not be treated as a "publicly traded partnership" taxable as a corporation.
                                  Accordingly, the Company should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Company's taxable income or loss.

                                  If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Company or otherwise), the taxable income of the Company would be subject to corporate income tax and any distributions of profits from the Company would be treated as dividends. (See "Tax Aspects.")

ERISA Plans and Other Tax-        Investors subject to the Employee Retirement
Exempt Entities                   Income Security Act of 1974, as amended
                                  ("ERISA"), and other tax-exempt entities
                                  (each, a "tax-exempt" entity) may purchase
                                  Interests in the Company. The Portfolio
                                  Managers may utilize leverage in connection with their trading activities. Therefore, a tax-exempt entity that is a Member may incur income tax liability with respect to its share of the net profits from these leveraged transactions to the extent they are treated as giving rise to "unrelated business taxable income." The Company will provide to tax-exempt entities that are Members such accounting information as is available to the Company to assist the Members in reporting
                                  "unrelated business taxable income" for income tax purposes.

                                  Investment in the Company by tax-exempt
                                  entities requires special consideration.
                                  Trustees or administrators of these entities are urged to carefully review the matters discussed in this Confidential Memorandum. (See "ERISA Considerations" and "Tax Aspects.")

Term The Company's term is perpetual unless the Company is otherwise terminated under the terms of the Company Agreement.

Reports to Members                The Company will furnish to Members as soon as
                                  practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law. The Company's ability to provide final Schedules K-1 to Members for any given tax year prior to April 15 of the following year will depend upon when it receives the requisite information from
                                  Portfolio Funds. (See "Additional Risk
                                  Factors-- Special Risks of Multi-Manager
                                  Structure.") The Company will provide
                                  Schedules K-1 as soon as practicable after it receives all necessary information. However, it is inevitable that delays will occur.
                                  Members should therefore be prepared to obtain extensions of the filing dates for their Federal, state and local income tax returns.

                                  The Company sends Members an unaudited
                                  semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Company's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Company as of the end of any calendar month.

Fiscal Year                       For accounting purposes, the Company's fiscal
                                  year is the 12-month period ending on March
                                  31. The first fiscal year of the Company will commence on the initial closing date and will end on March 31, 2004. The 12-month period ending December 31 of each year is the taxable year of the Company.

Administrator                     J.D. Clark & Co. (the "Administrator")
                                  provides various administration services to the Company, including fund accounting, investor accounting, and taxation services. In consideration of these services, the Company pays the Administrator a quarterly fee equal to the greater of (i) 0.025% of the value of the Company's net assets determined as of the first day of each fiscal quarter, or (ii)
                                  $3,000; subject, however, to a limit of
                                  $37,500 for any fiscal quarter ($150,000 on an annual basis). The Administrator also serves as the transfer agent for Interests. Similar services are provided by the Administrator to the Master Fund.

Custodian                         U.S. Trust Company, N.A., an affiliate of the
                                  Adviser, serves as custodian for the assets of the Company and the Master Fund.

                           SUMMARY OF COMPANY EXPENSES

                  The following table illustrates the expenses and fees that the Company expects to incur and that investors can expect to bear.

Investor Transaction Expenses
     Maximum Sales Load (as a percentage of offering price) ...........   None

Annual Expenses (as a percentage of net assets attributable to
     Interests)
     Management Fee/(1)/ ..............................................  1.50%
     Other Expenses/(2)/ ..............................................  1.00%
     Total Annual Expenses/(3)/ .......................................  2.00%

                  Based on estimate of expenses for the fiscal year. Includes the Company's expenses (other than the management fee of the Company) and the Company's share of the Master Fund's operating expenses.

     (1) Includes the investment advisory fee of the Master Fund and the management fee of the Company.

     (2) Reflects all expected ordinary operating expenses other than the Management Fee and includes organization expenses which will be borne by investors solely during the first twelve months of the Company's operations. Other Expenses and Total Annual Expenses are estimated at 1.0% and 2.0%, respectively, for subsequent periods.

     (3) The Adviser and the Company have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement"). Pursuant to the terms of the Expense Limitation Agreement, the Adviser will waive its fees or pay or absorb the ordinary operating expenses of the Company to the extent necessary to limit the ordinary operating expenses of the Company to 2.00% per annum of the Company's [average] monthly net assets (the "Expense Limitation"). In consideration for the Adviser's agreement to limit the Company's expenses, the Company will carry forward the amount of expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the expense was incurred, and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Company's ordinary operating expenses for any year to exceed the Expense Limitation in effect at the time. The Expense Limitation Agreement will remain in effect until terminated by the Adviser or the Company.

                  The purpose of the table above and the example below is to assist prospective investors in understanding the various costs and expenses investors in the Company will bear directly or indirectly. "Other Expenses," as shown above, is an estimate, assuming Company net assets of $70 million. For a more complete description of the various costs and expenses of the Company, see "The Adviser," "The Investment Manager" and "Fees and Expenses." In addition to the costs and expenses that investors in the Company will bear directly or indirectly, the Company will bear costs and expenses, indirectly through its investment in the Master Fund, as an investor in Portfolio Funds (or if the Master Fund retains Portfolio Managers to manage Portfolio Accounts), which are not reflected in the table and will reduce the Company's investment returns.

                                            Example 1
                                            ---------

                                    1 Year   3 Years       5 Years    10 Years
                                    ------   -------       -------    --------
An investor would pay the
following expenses on a
$1,000 investment, assuming a
5% annual return:

                                    $25.00    $64.90       $117.01    $284.98

                                             Example 2
                                             ---------
                                   1 Year     3 Years      5 Years    10 Years
                                   ------     -------      -------    --------
An investor would pay the
following expenses on a
$100,000 investment,
assuming a 5% annual return:

                                 $2,000.00   $6,490.00   $11,701.00   $28,498.00

The examples above are based on the fees and expenses set forth above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Company's actual rate of return may be greater or less than the hypothetical 5% return assumed in the examples.

                                   THE COMPANY

         Excelsior Absolute Return Fund of Funds, LLC (the "Company") is a newly formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, management investment company. The Company will invest substantially all of its assets in Excelsior Absolute Return Fund of Funds Master Fund, LLC (the "Master Fund"), a newly formed Delaware limited liability company that is also registered under the 1940 Act. The Company's principal office is located at 225 High Ridge Road, Stamford, CT 06905, and its telephone number is (203) 352-4497. Responsibility for the overall management and supervision of the operations of the Company is vested in the individuals who serve on the Board of Managers of the Company (the "Board of Managers"). Investors who acquire interests in the Company ("Interests") in the offering being made hereby will become members of the Company ("Members").

         The Company is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individual and institutional investors. The investment advisers of these funds are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds. They generally impose relatively modest minimum initial investment requirements (often less than $2,000) and are publicly offered to a broad range of investors. The advisers to these companies are typically compensated through asset-based (but not performance-based) fees.

         The Company is similar to a private investment fund in that the investment portfolios of the investment funds in which the assets of the Company are invested may be actively managed and Interests are being sold subject to a minimum initial investment requirement of $100,000 in a private placement solely to high net worth individuals and institutional investors. In addition, the managers of the investment funds in which the assets of the Company are invested typically are entitled to receive performance-based compensation. Like other closed-end investment companies, however, the Company has registered under the 1940 Act to be able to offer Interests without limiting the number of investors that can participate in its investment program. This structure is designed to permit a larger number of investors that have a high tolerance for investment risk to participate in the Company's investment program without making the more substantial minimum capital commitment that is required by many private investment funds.

                               INVESTMENT PROGRAM

Investment Objective

         The Company's investment objective is to provide attractive long-term risk-adjusted absolute returns in a variety of capital market conditions. It intends to pursue this objective by investing substantially all of its assets in the Master Fund. The Master Fund has the same investment objective and substantially the same investment policies as the Company. This form of investment structure is commonly known as a "master/feeder fund" arrangement. U.S. Trust Hedge Fund Management, Inc. (the "Adviser") serves as the investment adviser of the Master Fund.

         The Master Fund pursues its investment objective by investing its assets primarily in private investment limited partnerships, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of alternative asset managers ("Portfolio Managers") that utilize a broad range of alternative investment strategies. It invests in Portfolio Funds that are managed by a variety of Portfolio Managers that employ absolute return investment strategies and trading techniques that historically have exhibited limited or no correlation to each other or to the stock market generally. These strategies include: macro strategies; event driven investing; long/short equity strategies; and relative value strategies. The investment program of the Company and the Master Fund seeks to provide above-average risk-adjusted returns over a market cycle.

         The instruments the various Portfolio Managers may invest in include, without limitation, leveraged and non-leveraged investing in long and short positions in U.S. and foreign equities and equity-related instruments; fixed income and other debt-related instruments; cash and cash equivalents; options; warrants; futures and other commodities; currencies; over-the-counter derivative instruments (such as swaps); securities that lack active public markets; repurchase and reverse repurchase agreements; preferred stocks, convertible bonds and other financial instruments; and real estate related securities (collectively, "Financial Instruments").

         The Adviser has retained AIG Global Investment Corp. ("AIG Global") to serve as the Master Fund's investment manager. AIG Global is responsible for selecting Portfolio Managers and determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager, subject to the general supervision of the Adviser. It selects Portfolio Managers based on their experience and expertise in a particular investment strategy or investment strategies.

         Portfolio Funds and Portfolio Accounts. Portfolio Managers generally conduct their investment programs through Portfolio Funds, which may include private investment limited partnerships, joint ventures, investment companies and similar investment vehicles managed by Portfolio Managers.

         The Master Fund intends to invest its assets primarily in Portfolio Funds. However, the Master Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Master Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Master Fund will be the sole limited partner). (Any arrangement in which the Master Fund retains a Portfolio Manager to manage a separate account or separate investment vehicle is referred to as a "Portfolio Account.") Portfolio Managers for which such an investment vehicle is formed and Portfolio Managers who manage assets directly for the Master Fund on a managed account basis are collectively referred to as "Subadvisors."

         The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also may not be required to adhere to this 5% investment limitation to the extent that it can rely on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by AIG Global, the Master Fund may purchase non-voting securities of, or waive its right to vote its securities in, Portfolio Funds. Although the Master Fund may hold non-voting securities, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified or further developed.

         Portfolio Fund Investment Practices. Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed and in some cases, the amount of leverage that may be used. Portfolio Managers utilized by the Master Fund may invest and trade in a wide range of Financial Instruments and markets and may pursue a variety of investment strategies. The investment programs of Portfolio Managers may also involve use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (i.e., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures. These techniques may, in some cases, be an integral part of Portfolio Managers' investment programs and involve significant risks. Portfolio Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or foreign markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

         For purposes of complying with applicable investment restrictions and investment limitations imposed by the 1940 Act, the Master Fund will "look through" to the underlying investments of any Portfolio Account that the Master Fund may establish. However, Portfolio Funds in which the Master Fund invests are not subject to the investment restrictions of the Company or the Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

         Temporary Investments. During periods of adverse market conditions in the securities markets, as determined by AIG Global, the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes.

         The Company's investment program is speculative and entails substantial risks. There can be no assurance that the investment objectives of the Company, the Master Fund or any Portfolio Fund will be achieved or that their investment programs will be successful. In particular, the use of leverage, short sales and derivative transactions by Portfolio Managers, and limited diversification can, in certain circumstances, result in significant losses. Investors should consider the Company as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors in the Company could lose some or all of their investment.

Investment Strategies

         The Master Fund seeks to provide investors with exposure to a variety of hedge fund strategies by investing in Portfolio Funds. AIG Global follows a well-developed investment process consisting of a rigorous evaluation of Portfolio Managers and seeks to identify the key drivers of investment returns of particular strategies and Portfolio Managers.

         The Portfolio Managers with which the Master Fund will invest will generally employ one or more of the following investment strategies:

                         Controlled Risk/Relative Value

         Controlled risk/relative value investing involves taking simultaneous long and short positions in closely-related markets. This strategy relies on the exploitation of market inefficiencies, without speculating on the direction of interest rates, currency exchange rates or equity prices, and without assuming an unhedged exposure to any particular market.

..    Convertible Arbitrage. Convertible arbitrage involves the purchase of an undervalued convertible bond, while hedging with a short position in the underlying equity. The future relationship of the prices of the two securities can be reasonably predicted, and profits are made as the price of the convertible bond converges to its fair value.

..    Mortgage-Backed Securities Arbitrage. This investment technique exploits relative-value inefficiencies in the mortgage-backed securities market. Undervalued assets are purchased and hedged and overvalued assets are sold short, resulting in a positive return to the investor regardless of movements in interest rates or the incidence of mortgage prepayments.

..    Closed-End Fund Arbitrage. This strategy involves the purchase of closed-end funds trading at significant discounts to their portfolio values. The Portfolio Manager hopes to profit from the mispricing of the closed-end fund's net asset value and the value of the fund's underlying Financial Instruments, but Portfolio Managers typically hedge these positions through index options or futures that closely represent the make-up of the specific closed-end fund or the market in general.

..    Multistrategy Arbitrage. Multistrategy arbitrage funds utilize a combination of arbitrage techniques to achieve their performance objective. The most common arbitrage strategies used include merger arbitrage, convertible arbitrage, equity and statistical arbitrage, and fixed-income arbitrage. These Portfolio Managers have the unique ability to shift capital across strategies based on the market environment and the opportunities available in the financial markets.

                                  Event Driven

         Event-driven investing is a strategy that focuses on the securities of companies undergoing some material structural changes. These changes can come in the form of mergers, acquisitions, and other transactions.

..    Distressed/High-Yield. The distressed or high-yield strategy involves investing in the securities of companies experiencing financial or operational difficulties. These securities generally are of below investment grade quality and trade at substantial discounts to par value and, in part, is premised on the need for certain classes of investors to sell low-credit instruments. Profits are made based on two kinds of mispricings: (1) fundamental or intrinsic value, and (2) relative value between comparable securities.

..    Merger Arbitrage. Merger arbitrage entails investing in the securities of companies involved in mergers or acquisitions. In a typical stock acquisition transaction, merger arbitrageurs will go long the stock of the target company and short the stock of the acquirer with the objective of realizing profits as the spread between the stock price of the target company converges with the stock price offered by the acquiring company. In a typical cash tender offer, this strategy may involve the purchase of the stock of the target company with the objective of profiting from the difference between the stock's current market price and the announced offer price. In both examples, the realization of profit depends on the consummation of the merger or acquisition. Other sources of income for this strategy include dividend payments and rebates net of expenses.

..    Special Situations. Special situation investing involves the purchase and sale of stocks of companies involved in spin-offs, capital structure reorganizations, liquidations, and other similar corporate restructuring events. This strategy involves seeking profits by taking positions in Financial Instruments that become mispriced due to these special situations.

                                     Equity

         Equity investing involves the purchase and sale of listed equity and equity-related Financial Instruments usually based on fundamental research and analysis. Portfolio Managers may invest opportunistically in several sectors or they may be sector specialists

..    Long-Biased Equity. Long-biased equity investing generally involves the purchase of Financial Instruments a Portfolio Manager believes are undervalued. Long-biased Portfolio Managers generally have low short exposure and maintain a net exposure usually in excess of 60% net long.

..    Hedged Equity. Hedged-equity investing involves the purchase of Financial
     Instruments that a Portfolio Manager believes are undervalued and the short sale of Financial Instruments the Portfolio Manager determines to be overvalued. Hedged-equity Portfolio Managers seek to manage market risk by varying their levels of long and short exposure.

..    Short Biased Equity. Short-biased equity investing involves the purchase and short sale of equity and equity-related Financial Instruments. A short sale involves selling the securities of issuers that the Portfolio Manager believes are overvalued based upon an assessment of the prospects of those issuers. Portfolio Managers using this strategy consider a wide range of factors in determining whether a security is overvalued, and may sell a security short because: an issuer has negative cash flows; the security has an exceedingly high market value relative to the value of the assets or the earnings or expected earnings of the issuer; or the issuer is operating at a deficit. Short-biased Portfolio Managers will generally be net short and maintain higher exposures on the short side relative to the long side.

                                      Macro

         Macro strategies involve taking long and short positions in Financial Instruments based on a top-down view of economic and capital market conditions. Portfolio Managers begin evaluating opportunities based on economic factors, working their way down to industry, sector, and company specific fundamentals. Investments are usually made in a wide variety of instruments including stocks, bonds, currencies, derivatives, and commodities. Portfolio Managers pursuing macro strategies make judgments about the expected future price direction of these instruments and express that opinion by taking long or short positions in these instruments.

..    Fundamental/Opportunistic. Macro opportunistic Portfolio Managers use the top-down approach to identify long and short investment opportunities, and rely on a wide range of tools to assist in making these judgments, including, but not limited, to relying on instinct and human judgment. Interest rates along with other economic indicators are the main tools used in the research and security selection process.

..    Systematic/Short-term Trading. Systematic/short-term trading Portfolio
     Managers utilize proprietary computer-based models and trading strategies in seeking to profit from long and short investment opportunities. These Portfolio Managers usually employ very active, high portfolio turnover trading strategies in order to capture profits from shorter-term trading patterns and trends that emerge from macro-related factors.

..    Commodities. Portfolio Managers in this area purchase and sell commodity futures and related options contracts based on supply and demand factors affecting pricing within each market. The commodity futures contracts traded may include agricultural commodities (such as corn, oats, wheat and oils), metals (such as gold, silver, copper, platinum and palladium), energy products (such as crude oil, gasoline, heating oil, natural gas, coal and propane), along with equity/bond index and currency futures. Certain Portfolio Managers also use commodity-related equities to implement their strategies.

The AIG Global Approach

         Various members of AIG Global's personnel (the "AIG Global Hedge Fund Team") are responsible for identifying prospective Portfolio Managers, performing due diligence and review of those Portfolio Managers, allocating and reallocating the Master Fund's assets among Portfolio Managers and providing risk management services. The AIG Global Hedge Fund Team is comprised of highly experienced investment professionals who are responsible for, among other things, evaluating Portfolio Managers, reviewing ongoing performance of Portfolio Managers, analyzing the various strategies used by Portfolio Managers and monitoring risk management.

         AIG Global has developed a disciplined and detailed program for identifying, evaluating and monitoring Portfolio Managers. After allocating assets to a Portfolio Manager, AIG Global reviews the Portfolio Manager's investment performance and other factors in determining whether allocation of the Master Fund's assets to the Portfolio Manager continues to be appropriate.

         AIG Global uses both qualitative and quantitative criteria as part of the Portfolio Manager selection process. These criteria include, without limitation: evaluation of a Portfolio Manager's experience; analysis of a Portfolio Manager's investment strategy and style and its decision process, historical performance and return patterns; review of a Portfolio Manager's risk management procedures and organizational infrastructure; and review of the terms of investment in the Portfolio Fund of a Portfolio Manager and the ability of the Portfolio Manager to absorb an increase in assets under management without a diminution in returns.

         AIG Global requires that each Portfolio Fund report, on at least a monthly basis, on the value of the Master Fund's investment in the Portfolio Fund. In addition, in constructing the Master Fund's investment portfolio, AIG Global considers the degree of liquidity available from the Portfolio Fund to help assure that the Master Fund has appropriate flexibility to adjust its investment positions, consistent with the Master Fund's investment goals, and offers reasonable liquidity to enable the Company to make offers to repurchase Interests.

         AIG Global evaluates regularly each Portfolio Manager to determine whether its investment program is consistent with the Master Fund's investment objective and whether its investment performance is satisfactory. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Master Fund could result in the liquidation of the Master Fund's investment in the Portfolio Fund. The termination of Portfolio Managers and the addition of Portfolio Managers that do not manage Portfolio Accounts does not require the approval of investors in the Master Fund.

Due Diligence

         In evaluating investment opportunities and conducting due diligence, the AIG Global Hedge Fund Team generally focuses on the following key variables relating to Portfolio Managers and Portfolio Funds:

-Investment Strategy                               -Risk Controls
.. Differentiation and durability of                . Investment restrictions
  strategy                                         . Historical leverage (net market exposure
.. Adaptability of strategy to changing               and gross leverage)
  market conditions                                . Minimum and maximum market exposure
.. Investment universe and criteria                   and leverage levels
.. Research capabilities                            . Sector/Industry limits
.. Investment decision making                       . Position sizing
.. Trade examples (both profitable and              . Sell discipline
  unprofitable examples, plus lessons              . Liquidity of the portfolio
  learned)                                         . Volatility and expected drawdown
.. Breadth and consistency of returns

-Track Record                                      -Depth and Quality of Management Team

.. Length of record                                 . Level of hedge fund experience
.. Attribution of investment performance            . Size and diversity of staff
  to key professionals                             . Allocation of responsibilities
.. Long/short positions performance                 . Style and approach of organization
  attribution                                      . Compensation and incentive structure
.. Ability to generate returns on the long          . Ownership structure
  and short side                                   . Cohesion and experience of team
.. Consistency and distribution of returns          . Average tenure of staff
.. Strength in various economic cycles              . Backgrounds and reputation of team
.. Risk level and investment thesis at the            members
  time of investment                               . Organizational stability, business structure
.. Performance relative to benchmarks                 and sustainability
  and peer group of managers with                  . Formal and informal reference checks
  similar investment style
.. Examination of peak-to-valley draw-
  downs

-Terms of Investment                               -Administration

.. Management and incentive fees                    . Portfolio Fund and management company
.. Redemption policies                                structure
.. Conflict of interest                             . Back office audit
.. High-water mark details                          . Prime brokerage relationships
.. Future capacity                                  . Level and depth of reporting (both audited
.. Transparency and openness to sharing               and unaudited)
  information                                      . List of service providers

Investment Memorandum

         Upon completion of the due diligence process, the AIG Global Hedge Fund Team prepares an investment memorandum that summarizes the proposed investment rationale and describes the proposed Portfolio Manager, its management, and quantitative and qualitative details. This memorandum provides the basis for a preliminary dialogue between the AIG Global Hedge Fund Team and AIG Global's Investment Selection Committee. If the Investment Selection Committee responds favorably, the AIG Global Hedge Fund Team proceeds to the negotiation phase of the process.

Negotiation of Terms

         In some cases, AIG Global actively negotiates the terms of an investment with a Portfolio Manager. The primary items that may be negotiated are management and incentive fees, liquidity and reporting transparency. These revised terms will be reflected in a "side letter" that modifies the generic offering terms. Any and all fee discounts will be passed on to the Master Fund.

Investment Approval

         The AIG Global Hedge Fund Team submits a final investment memorandum summarizing the opportunity to the Investment Selection Committee. The Investment Selection Committee then conducts a review and discussion of the proposed transaction with the AIG Global Hedge Fund Team. If the Investment Selection Committee approves the transaction then the AIG Global Hedge Fund Team will proceed to fund the investment.

Monitoring

         Primary Considerations. The AIG Global Hedge Fund Team is aware of the many risks involved with investing in Portfolio Funds and monitors, on a periodic basis, the following factors:

         Use of Leverage. Although use of a certain degree of leverage may be desirable, AIG Global prefers strategies where the investment results are driven by a high return on assets, rather than return on equity. Leverage risk is a measure of economic risk relative to capital. AIG Global believes that the use of leverage should depend on the liquidity of a particular investment strategy and the Portfolio Manager's skills in securing long-term financing.

         Liquidity Risk. There is always some possibility that the Financial Instruments in which a Portfolio Fund invests cannot be liquidated in time to meet redemption or margin calls without affecting the remaining investors. Liquidity risk may occur when Portfolio Managers mismatch assets and liabilities.

         Basis Risk. When modeling the relationships between price movements and underlying factors or calculating hedge ratios for investment positions maintained by a Portfolio Fund, tracking errors may occur. If not properly adjusted, this basis risk will skew the hedged positions taken by Portfolio Managers, and may lead to losses.

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

         Spread Risk. Portfolio Managers take on spread risk when using strategies that are based on the future convergence of spreads between different Financial Instruments, based either on observed historical patterns or on mathematical models. The risk is that spreads may not converge, but rather may widen for a period of time, causing the Portfolio Manager to close out the position at a loss.

         Crowded Trade Risk. When many Portfolio Managers attempt to effect the same trade at the same time, the momentum of their transactions heavily affects the supply and demand relationship. This may change the patterns and behaviors of Financial Instrument prices, thus increasing the magnitude of loss if all Portfolio Managers want to close out the same position at the same time.

         Merger Arbitrage Risk. Although Portfolio Managers that engage in merger arbitrage generally invest only in announced deals and corporate transactions, there is a risk that deals can break due to unresolved difficulties in such areas as regulations, hostile bids, market shocks, cancellation of promised financing and other management issues. In the most simple cases, the Financial Instruments involved will often revert to the prices they were trading at prior to the deal announcement.

         Interest Rate Risk. Certain investments held by a Portfolio Fund, as well as a Portfolio Fund's borrowings, are subject to risks associated with movements in interest rates. Arbitrageurs can use instruments such as Treasury futures or interest rate swaps to manage interest rate risk.

         Credit Risk. Debt-based Financial Instruments are sensitive to the market's evaluation or perception of their creditworthiness. In addition, the credit profile of some such Financial Instruments may deteriorate rapidly in reaction to specific corporate or sovereign events. While it is possible to hedge some components of credit risk, this is generally expensive and hedges may not work as anticipated.

         Currency Risk. Portfolio Managers may trade currencies in the interbank market, a network of institutions in the United States, France, Germany, Japan, Switzerland and other nations. The interbank market is not directly regulated by any government agency and trading may be subject to certain risks not applicable to trading on U.S. and foreign exchanges, including, without limitation, illiquidity, unlimited daily price volatility, wide spreads, counterparty default and the effects of government intervention.

         Counterparty Risk. When Portfolio Funds enter into transactions with third parties there is a risk that the third party will fail to perform its obligations. This risk can occur in connection with financing, stock loans, swaps and other OTC derivatives.

         Marking of Positions. This is a concern when Portfolio Funds invest in Financial Instruments that do not trade actively in public markets. The lack of information on market price could allow Portfolio Managers to manipulate pricing of positions and smooth out returns.

         Operational Risk. To execute investment decisions timely and correctly and to clear a large amount of trades efficiently every day, Portfolio Managers need to have back offices that can minimize operational risks in various areas such as trade clearance, reconciliation and price documentation.

         A Drop in or Lack of Volatility. Prolonged reductions in the volatility of Financial Instruments with discreet or embedded optionality can affect their value. If volatility decreases or disappears, option premiums can be lost.

         The AIG Global Hedge Fund Team monitors both the Master Fund's investments in Portfolio Funds and the performance and composition of the Master Fund's portfolio as a whole. Generally, AIG Global receives monthly performance statements and quarterly Portfolio Manager commentaries and meets with each Portfolio Manager once or twice a year or, as circumstances dictate, more frequently. The AIG Global Hedge Fund Team generally reviews on a monthly basis:

..  Each Portfolio Fund's gross long/short exposure;

..  Individual and overall leverage;

..  Liquidity of entire portfolio;

..  Position concentration;

..  Breakdown of performance of various strategies;

.. The gross and net amount of derivatives in the portfolio, specified into various categories;

..  The individual holdings of the underlying Portfolio Fund;

.. Each Portfolio Manager's near-term outlook and response to changing market environments; and

..  Each Portfolio Manager's discipline to asset growth/inflows.

Additional Considerations

         Tracking of Exposure. Each Portfolio Manager's leverage and exposures to any subcategories is monitored in order to ensure appropriate diversification of investments and appropriate leverage levels.

         Monitoring Markets and Asset Classes. The AIG Global Hedge Fund Team performs its own independent research into the relative attractiveness of each sub-asset class.

         Portfolio Manager Visits and Conference Calls. Using the above-mentioned exposure and market data, the AIG Global Hedge Fund Team makes regular visits and calls to the Portfolio Managers. Detailed call reports are written, discussing portfolio strategy, risk management, individual trades, business issues and related matters.

         Trade Analysis. When possible, the AIG Global Hedge Fund Team may choose to monitor a sample of a Portfolio Manager's trades on a periodic basis in order to gauge the relative attractiveness or riskiness of each of the strategies, or sub-strategies. Trades that did not succeed are evaluated to determine whether risk parameters have been violated.

Redemption of Investments

         When determined to be appropriate, the AIG Global Hedge Fund Team recommends the withdrawal of investments from a Portfolio Fund. These recommendations can be for structural or strategic reasons (e.g., to emphasize a certain strategy based on market conditions) or for specific reasons (e.g., strategy/style drift; departure of key personnel; under performance relative to peers or relative to expectations).

Portfolio Managers

         The identity and number of Portfolio Managers will change over time. AIG Global may withdraw from or invest in Portfolio Funds in its discretion. The retention of a Portfolio Manager to manage a Portfolio Account is subject to the approval of the board of managers of the Master Fund, including a majority of the persons comprising the board of managers of the Master Fund who are not "interested persons," as defined by the 1940 Act, of the Master Fund or the Portfolio Manager. The retention of a Portfolio Manager will in such cases also be subject to approval by investors in the Master Fund, unless the Master Fund seeks and obtains an order of the SEC exempting the Master Fund from this requirement. The Master Fund's participation in any Portfolio Account arrangement will be subject to the requirement that the Portfolio Manager be registered as an investment adviser under the Advisers Act, and the Master Fund's contractual arrangements with the Portfolio Manager will be subject to the requirements of the 1940 Act applicable to investment advisory contracts. The termination of Portfolio Managers and the addition of Portfolio Managers that do not manage Portfolio Accounts does not require the approval of investors in the Master Fund.

     Certain of the Portfolio Managers chosen for the Master Fund's portfolio may be registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or similar state statutes. AIG Global does not require any Portfolio Managers it selects for the Master Fund to be so registered.

Borrowing

         The Master Fund is authorized to borrow money for investment purposes. In addition, the Company and the Master Fund are authorized to borrow to meet repurchase requests and for cash management purposes. Any borrowings by the Company or the Master Fund, including borrowings by the Master Fund on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds are not subject to this requirement (except for any Portfolio Funds that are registered under the 1940 Act). Borrowing by Portfolio Funds and the Master Fund for investment purposes (a practice known as "leverage") is a speculative practice that involves certain risks.

                  INVESTMENT PRACTICES AND RELATED RISK FACTORS

General

         This section discusses the types of Financial Instruments that are used by Portfolio Managers, the types of investment practices that may be used and the risk factors associated with these instruments and practices. The impact of a particular risk on a Portfolio Fund will, in turn, have a corresponding impact on the Master Fund.

Equity Securities

         Portfolio Funds' investments may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Portfolio Funds also may invest in depository receipts relating to foreign securities. (See "Foreign Securities" below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

         Portfolio Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Portfolio Managers may purchase securities in all available securities trading markets.

         Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

         Preferred Stocks. Preferred stock generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer's common stock, but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

         Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, a Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Portfolio Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Company.

Bonds and Other Fixed-Income Securities

         Portfolio Funds may invest in bonds and other fixed-income securities. Portfolio Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

         Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

         Portfolio Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by a Portfolio Manager to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Foreign Securities

         Portfolio Managers may invest in securities of foreign issuers and in depository receipts, such as American Depository Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Portfolio Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of a Portfolio Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

         Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of a Portfolio Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, a Portfolio Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.

         A Portfolio Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving a Portfolio Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by a Portfolio Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Portfolio Fund anticipates purchasing or selling a foreign security. This technique would allow the Portfolio Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Portfolio Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between a Portfolio Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Fund's investment portfolio. There is no requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.

Non-Diversified Status

         The Company and the Master Fund are "non-diversified" investment companies. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of their assets that may be invested in the securities of any one issuer. Also, there generally are no requirements that the investments of Portfolio Funds be diversified. The portfolio of the Master Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments. To address this risk, the Master Fund will not invest more than 5% of the value of its total assets (measured at the time of purchase) in the voting securities of a single Portfolio Fund. The Adviser believes that this approach helps to reduce overall investment risk.

Leverage

         Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. The Company may also borrow money for temporary or emergency purposes or in connection with the repurchase of Interests.

         Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

         Although leverage will increase investment return if a Portfolio Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice. In the event that a Portfolio Fund's equity or debt instruments decline in value, the Portfolio Fund could be subject to a "margin call" or "collateral call," pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off the Portfolio Fund's borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. Portfolio Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         The 1940 Act requires an investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of an investment company's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to Portfolio Funds that are not also Portfolio Accounts and, therefore, the Master Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds and the volatility of the value of an investment in the Company may be great.

         In order to obtain "leveraged" market exposure in certain investments and to increase overall returns, a Portfolio Manager may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

Short Sales

         Some or all of the Portfolio Managers may attempt to limit a Portfolio Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Manager believes possess volatility characteristics similar to those being hedged. In addition, Portfolio Managers may use short sales for non-hedging purposes to pursue their investment objectives. For example, a Portfolio Fund may effect a short sale of a security if, in the Portfolio Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth.

         To effect a short sale, a Portfolio Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively. This investment technique is considered speculative. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

         A Portfolio Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If a Portfolio Fund makes a short sale against-the-box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will hold those securities while the short sale is outstanding. A Portfolio Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

Repurchase Agreements

         Repurchase agreements are agreements under which a Portfolio Fund or the Master Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Portfolio Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Portfolio Fund is able to dispose of them. If a Portfolio Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Portfolio Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

Reverse Repurchase Agreements

         Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

Foreign Currency Transactions

         Portfolio Funds may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security a Portfolio Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Portfolio Fund already owns, particularly if a Portfolio Manager expects a decrease in the value of the currency in which the foreign security is denominated. Portfolio Funds may, in some cases, purchase and sell foreign currency for non-hedging purposes.

         Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve a

         Portfolio Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio Fund contracted to receive in the exchange. A Portfolio Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Money Market Instruments

         Portfolio Managers may, for defensive purposes or otherwise, invest some or all of a Portfolio Fund's assets in high qualify fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. The Company and the Master Fund also may invest in these instruments for liquidity purposes. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Purchasing Initial Public Offerings

         Portfolio Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Interests. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospectus of achieving them.

Special Investment Instruments and Techniques

         Portfolio Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's investment objective. These strategies may be executed through derivative transactions. The instruments the Portfolio Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

         Derivatives. Some or all of the Portfolio Managers may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Portfolio Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Portfolio Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

         Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Portfolio Fund's performance.

         If a Portfolio Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower a Portfolio Fund's return and result in a loss. A Portfolio Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if a Portfolio Manager is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

         Options And Futures. Portfolio Managers may utilize options and futures contracts. They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a Portfolio Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Funds also may include options on baskets of specific securities.

         Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes a Portfolio Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's books to fulfill the obligation undertaken. The sale of such an option exposes a Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

         A Portfolio Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Portfolio Fund's position by selling the option previously purchased, although the Portfolio Manager would be entitled to exercise the option should it deem it advantageous to do so.

         The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by Portfolio Funds and Portfolio Accounts could cause the Master Fund to be a commodity pool, which would require the Master Fund to comply with certain rules of the CFTC. However, the Master Fund intends to conduct its operations so that it is excluded from the definition of the term commodity pool operator under rules of the CFTC. In this regard, the Master Fund must limit its transactions, for other than bona fide hedging purposes (as defined in CFTC Rule 1.3(z)), to either:

     (i) its pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by Portfolio Funds and Portfolio Accounts and premiums paid for unexpired options with respect to such contracts so that it does not exceed 5% of the liquidation value of the Master Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation); or

     (ii) the aggregate "notional value" (i.e., the size of the contract, in contract units, times the current market price (futures position) or strike price (options position) of each such unit) of the contract, so that it does not exceed the liquidation value of the Master Fund, after taking into account unrealized profits and unrealized losses on such contracts and options.

         The Master Fund intends to monitor the use of futures and related options by Portfolio Funds and Portfolio Accounts to help assure compliance with these limitations. If applicable CFTC rules change, these percentage limitations may change or different conditions may be applied to the use of futures.

         Portfolio Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Portfolio Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

         Engaging in these transactions involves risk of loss to the Portfolio Funds which could adversely affect the value of the Master Fund's net assets and result in a loss to the Company. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Funds to substantial losses.

         Successful use of futures also is subject to the Portfolio Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

         Pursuant to regulations or published positions of the SEC, a Subadvisor may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Subadvisor's ability otherwise to invest those assets.

         Portfolio Managers may purchase and sell stock index futures contracts for the Portfolio Funds. A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

         Portfolio Managers may purchase and sell interest rate futures contracts for the Portfolio Funds. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

         Portfolio Managers may purchase and sell currency futures. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

         Call and Put Options on Securities Indices. Portfolio Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Warrants and Rights. Portfolio Funds may purchase warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

         Swap Agreements. Portfolio Funds may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Most swap agreements entered into by Portfolio Funds would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

         To achieve investment returns equivalent to those achieved by an investment adviser in whose investment vehicles the Master Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Master Fund may enter into swap agreements under which the Master Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, in exchange for the right to receive the total return of the reference investment vehicle over a stated time period. The Master Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. Until the Federal income tax treatment of derivatives on hedge funds is clarified, the Master Fund will not invest in such derivatives.

Lending Portfolio Securities

         Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Subadvisor may not exceed 33-1/3% of the value of a Portfolio Fund's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

When-Issued and Forward Commitment Securities

         Portfolio Managers may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, when effected by the Master Fund and by a Portfolio Fund managed by a Subadvisor, will be subject to the Master Fund's limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

Restricted and Illiquid Investments

         Although it is anticipated that most Portfolio Funds will invest primarily in publicly traded securities, they generally may invest a portion of their assets in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 ("1933 Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

          Where registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, a Portfolio Fund might obtain a less favorable price than prevailed when it decided to sell. For Portfolio Accounts, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board of Managers. Portfolio Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

          In addition, the Master Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so. (See "Additional Risk Factors-Liquidity Risks.")

Use of Proceeds; Cash Equivalents

          The net proceeds of the offering of Interests (after payment of expenses) are expected to be invested at all times in accordance with the investment objective and policies of the Company and the Master Fund.
During periods of adverse market conditions in the securities markets, as determined by AIG Global, the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See "Types of Investments And Related Risk Factors -- Money Market Instruments.") The Portfolio Managers may also invest in such cash equivalents.

Investment Policies and Restrictions

          The Company has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Company's outstanding voting securities (as defined by the 1940 Act). In applying these restrictions, the Company will aggregate its investments and transactions with those of each Portfolio Account, if any, that is advised by a Subadvisor. The Company may not:

          .    Issue senior securities, except to the extent permitted by
               Section 18 of the 1940 Act or as otherwise permitted by the Securities and Exchange Commission (the "SEC").

          . Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC.

          . Underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

          . Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Company's investment policies.

          . Purchase, hold or deal in real estate, except that the Company may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

          . Invest in commodities or commodity contracts, except that the Company may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

          . Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries, except that: the Company may pursue its investment objective by investing substantially all of its assets in the Master Fund (or another investment company that has the same investment objective and substantially the same investment policies as the Company); and the Company (if it invests directly in Portfolio Funds rather than investing in the Master Fund) and the Master Fund will invest 25% or more of the value of their total assets in Portfolio Funds except during temporary adverse market conditions affecting Portfolio Funds in which they may invest, but will not invest 25% or more of the value of their total assets in Portfolio Funds that focus on investing in any single industry or group of related industries.

          The investment objective of the Company is also fundamental and may not be changed without a vote of a majority of the Company's outstanding voting securities.

          Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Company, means the vote, at an annual or a special meeting of the security holders of the Company duly called,
(A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the company, whichever is less.

          The Master Fund has fundamental investment restrictions that are substantially the same as those of the Company. These investment restrictions may not be changed by the Master Fund without the vote of a majority of the outstanding voting securities of the Master Fund. The investment restrictions and other policies described in this Confidential Memorandum do not apply to Portfolio Funds, except for Portfolio Accounts managed by

Subadvisors. However, such investment restrictions will apply to Portfolio Accounts. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Company's or the Master Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

          The Adviser will not cause the Company to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Company, the Master Fund and Portfolio Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act. (See "Conflicts Of Interest -- Schwab and U.S. Trust" and "Brokerage.")

                             ADDITIONAL RISK FACTORS

Incentive Allocation

          Each Portfolio Manager generally will receive performance-based allocations, expected to range from 15% to 25% of net profits. The performance-based allocation that will be received by a Portfolio Manager may create an incentive for the Portfolio Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based allocation. In addition, because the performance-based allocation will be calculated on a basis that includes realized and unrealized appreciation of a Portfolio Fund's assets, the performance-based allocation may be greater than if it were based solely on realized gains.

Lack of Operating History

          The Company and the Master Fund are recently formed entities and have no operating histories upon which investors can evaluate their performance. There can be no assurance that the Company or the Master Fund will achieve its investment objective. However, the personnel of the Adviser and AIG Global responsible for managing the Master Fund's investment portfolio have substantial experience in managing investments and private investment funds. In addition, the Master Fund intends to invest primarily with Portfolio Managers that have established track records.

Liquidity Risks

          Interests will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. No Member will have the right to require the Company to redeem their Interest in the Company. Although the Company will offer to repurchase Interests from time to time, a Member may not be able to liquidate its Interest for up to two years. The Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members as of December 31, 2004, and, thereafter, twice each year, effective as of the end June and December. (See "Redemptions, Repurchases of Interests and Transfers.")

          Limitations on the Master Fund's ability to withdraw its assets from Portfolio Funds may limit the Company's ability to repurchase Interests. For example, many Portfolio

Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Master Fund's investment. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Interests will be withdrawals from Portfolio Funds, lock-ups and other withdrawal limitations will significantly limit the Company's ability to tender for repurchase its interests in the Master Fund.

Distributions to Members and Payment of Tax Liability

          The Company does not intend to make periodic distributions of its net income or gains, if any, to Members. Prospective Members should take note of this limitation when determining whether or not an investment in the Company is suitable for their particular circumstances. The Board of Managers reserves the right to change this policy. Whether or not distributions are made, Members will be required each year to pay applicable Federal, state and local income taxes on their respective shares of the Company's taxable income. The amount and times of any distributions will be determined in the sole discretion of the Board of Managers.

Counterparty Credit Risk

          Many of the markets in which the Portfolio Managers effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund enters into swaps or transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Master Fund.

Banking Regulation

          U.S. Trust Corporation ("U.S. Trust"), The Charles Schwab Corporation ("Schwab"), the Adviser and their affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Federal Reserve. None of U.S. Trust, Schwab, the Adviser or any of their affiliates expects to control the Company or the Master Fund for purposes of the BHCA. However, if U.S. Trust or Schwab, directly or indirectly through their subsidiaries, make capital contributions to the Company or the Master Fund in an aggregate amount such that U.S. Trust or Schwab may be deemed to control the Company or the Master Fund for purposes of the BHCA, or if U.S. Trust or Schwab are otherwise deemed to control the Company or the Master Fund for purposes of the BHCA, the Company or the Master Fund, as the case may be, may be subject to certain investment limitations and other limitations. For example, if U.S. Trust or Schwab is deemed to control the Master Fund, the Master Fund may be unable to purchase securities of a Portfolio Fund (or other company) if the aggregate ownership of the Portfolio Fund by the Master Fund, when aggregated with the investments (if any) of U.S. Trust, Schwab and their affiliates in such Portfolio Fund (or other company), equal 5% or more of the outstanding shares of any class of voting securities or 25% or more of the total equity (including subordinated debt) of the Portfolio Fund (or other company). In addition, other restrictions on the transactions and relationships between U.S. Trust, Schwab, the Adviser and their affiliates, on the one hand, and the Company or the Master Fund, on the other hand, may apply.

Special Risks of Multi-Manager Structure

          The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Master Fund, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. The Master Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Interests and the amounts Members receive upon the repurchase of Interests. Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts). A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by AIG Global. It is expected that the Master Fund will be given advance notice of any material change in a Portfolio Fund's investment program or policies. However, there can be no assurance that a Portfolio Manager will provide such notice and thus, the Master Fund's investment portfolio may be subject to additional risks which may not be promptly identified by AIG Global.

          For the Company to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Master Fund, which in turn receive such information from the Portfolio Managers. A Portfolio Manager's delay in providing this information could delay the Company's preparation of tax information for investors, which will require Members to seek extensions on the deadline to file their tax returns, or could delay the preparation of the Company's annual report.

          An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Company, could invest directly with the Portfolio Managers. By investing in the Portfolio Funds indirectly through the Company, an investor bears a pro rata portion of the asset-based fee and other expenses of the Company, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations other expenses borne by the Company as an investor in Portfolio Funds.

          Each Portfolio Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Master Fund generally. Thus, a Portfolio Manager with positive performance may receive compensation from the Master Fund, and thus indirectly from investors in the Company, even if the Master Fund's overall returns are negative. Investment decisions of the Portfolio Funds are made by the Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Master Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

          The Master Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Master Fund may not be able to withdraw its investment in the Portfolio Fund promptly after it has made a decision to do so, which may result in a loss to the Master Fund and adversely affect the Company's investment return.

          To the extent the Master Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

          Portfolio Funds may be permitted to distribute securities in kind to investors, including the Master Fund, making withdrawals of capital. Thus, upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, AIG Global would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund. In the event the Company were to receive such securities from the Master Fund, it would be required to dispose of such securities immediately either through liquidation or by distributing such securities to Members in connection with a repurchase by the Company of all or a portion of Interests of Members.

          The fees and other expenses borne directly and indirectly by the Company, including those of the Master Fund and the fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.

          The Master Fund, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Master Fund's actions or has incurred liabilities arising from the Master Fund's actions. In addition, the Master Fund may agree to indemnify the Portfolio Manager of a Portfolio Account for certain matters, subject to limitations imposed by the 1940 Act.

Estimates

          In most cases, the Master Fund will have little ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund, which AIG Global requires that each Portfolio Manager provide on at least a monthly basis. Furthermore, these valuations will typically be estimates only, subject to revision based on each Portfolio Fund's annual audit. Revisions to the Master Fund's gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Portfolio Funds are completed.

          Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Master Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the Board of Managers.

          It is possible that the valuation of the Master Fund's investment in a Portfolio Fund as provided by a Portfolio Manager as of a specific date will vary from the fair value of the investment as determined under procedures adopted by the Board of Managers. In such event, the Master Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Portfolio Fund. AIG Global will attempt to resolve any conflicts between valuations assigned by a Portfolio Manager and fair value as determined by the Board of Managers by seeking information from the Portfolio Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Master Fund's investment. Investors should recognize that valuations of illiquid securities, such as interests in Portfolio Funds, involve various judgments and consideration of factors that may be subjective. As a result, the net asset value of the Master Fund, as determined based on the fair value of its interests in Portfolio Funds, may vary from the amount the Master Fund would realize on the withdrawal of its investments from the Portfolio Funds. This could adversely affect the Master Fund, the Company, new Members and Members whose Interests are repurchased.

Other Considerations

          Other investors in the Master Fund may alone or collectively acquire sufficient voting interests in the Master Fund to control matters relating to the operation of the Master Fund. If other investors control of the Master Fund, it could adversely affect the Company's ability to meet repurchase requests, which requires the cooperation of the Master Fund's Board of Managers, could result in a change to the Master Fund's investment objective, or could have other adverse consequences to the Company. As a result, the Company could be required to withdraw its investment in the Master Fund or take other appropriate action. Any such withdrawal could result in an in-kind distribution of securities (as opposed to a cash distribution from the Master Fund). If securities and other noncash assets are distributed, the Company would incur brokerage, tax, or other charges in converting those assets to cash.

Master-Feeder Structures

          The Company does not invest directly in individual securities. Instead, it invests all of its investable assets in the Master Fund. The Master Fund, in turn, purchases, holds and sells investments in accordance with its investment objectives and policies. The Board of Managers of the Company believes that the fees and expenses of the Company (including its share of the fees and expenses of the Master Fund as an investor in the Master Fund) will be less than or approximately equal to the expenses that the Company would incur if its assets were invested directly in securities and other investments. The Company does not have the right to withdraw its investment in the Master Fund, instead it may do so only through periodic repurchases by the Master Fund of its interests in the Master Fund, which it is expected will only occur semi-annually. In connection with the repurchase by the Master Fund of the Company's interests in the Master Fund, the Company could receive securities and other investments from the Master Fund instead of cash. This could cause the Company to incur certain expenses. A change in the investment objective, policies or restrictions of the Master Fund may cause the Company to seek to have repurchased its interests in the Master Fund. Alternatively, the Company could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund. The investment objectives and certain investment restrictions of the Master Fund may be changed without the approval of investors in the Master Fund. These investors may include other types of pooled investment vehicles that may or may not be investment companies registered under the 1940 Act.

                                BOARD OF MANAGERS

          The Board of Managers has overall responsibility for the management and supervision of the operations of the Company and has approved the Company's investment program. It exercises similar powers, authority and responsibilities on behalf of the Company as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company's business. The persons comprising the Board of Managers ("Managers") do not contribute to the capital of the Company in their capacity as Managers, but may subscribe for Interests, subject to the eligibility requirements described in this Confidential Memorandum.

          Information regarding each of the Managers and officers of the Company, including their principal occupations during the past five years, is set forth below. The business address of each Manager and officer is c/o U.S. Trust Company, N.A., 225 High Ridge Road, Stamford, Connecticut 06905. The Managers also each serve on the board of managers of the Master Fund which has overall responsibility for the management and supervision of the operations of the Master Fund.

----------------------------------------------------------------------------------------------------------------
NAME, AGE,          TERM OF OFFICE          PRINCIPAL OCCUPATION          NUMBER OF         OTHER
and                 AND LENGTH OF           DURING PAST 5 YEARS           FUNDS IN          DIRECTORSHIPS
POSITION            TIME SERVED                                           FUND              HELD BY
WITH THE                                                                  COMPLEX           MANAGERS
FUND                                                                      OVERSEEN BY
                                                                          MANAGER
----------------------------------------------------------------------------------------------------------------
                                              Disinterested Managers

----------------------------------------------------------------------------------------------------------------
Virginia         Term - Indefinite;    Partner, Blue Rock (8/95 to         3 (three)        CMGI, Inc.;
Bonker (38)      Length - since June   present); Partner, Sienna                            Lockster, Inc.;
Manager          2003                  Limited Partnership IV, L.P.                         Integrated
                                       (1/03 to present). Also a                            Chipware, Inc.,
                                       manager of Excelsior Buyout                          eVulkan, Inc.;
                                       Investors LLC and Excelsior                          Museumshop.com,
                                       Absolute Return Fund of Funds                        Inc.; Ranch
                                       Master Fund LLC.                                     Networks, Inc.
----------------------------------------------------------------------------------------------------------------
Jonathan B.      Term - Indefinite;    Non-Executive Vice-Chairman         3 (three)        Milliken &
Bulkeley (42)    Length - since June   of EDGAR(R)Online, Inc.                              Company; The
Manager          2003                  (4/03 to present); Non-                              Readers Digest
                                       Executive Chairman of QXL                            Association and
                                       Ricardo, PLC (2/98 to present);                      QXL Ricardo, PLC;
                                       Chairman and CEO,                                    EDGAR (R) Online,
                                       Lifeminders (2/01 to 10/01);                         Inc.
                                       Non-Executive Chairman,
                                       Logikeep (3/01 to 10/01);
                                       CEO, barnesandnoble.com
                                       (12/98 to 1/00); Managing
                                       Director and V.P., AOL (3/93
                                       to 12/98). Also a manager of
                                       Excelsior Buyout Investors
                                       LLC and Excelsior Absolute
                                       Return Fund of Funds Master
                                       Fund LLC.
----------------------------------------------------------------------------------------------------------------
Thomas F.        Term - Indefinite;    Managing Partner, Edgewood          3 (three)        N/A
McDevitt (46)    Length - June 2003    Capital Partners (5/02 to
Manager                                present); Managing Director,
                                       Societe Generale (6/98 to
                                       3/02); Founder and Partner,
                                       Meenan, McDevitt & Co. (5/91
                                       to 5/98). Also a manager of
                                       Excelsior Buyout Investors
                                       LLC and Excelsior Absolute
                                       Return Fund of Funds Master
                                       Fund LLC.
----------------------------------------------------------------------------------------------------------------

                                                Interested Manager

----------------------------------------------------------------------------------------------------------------
Douglas          Term - Indefinite;    Chair of U.S. Trust's               7 (seven)        N/A
Lindgren* (41)   Length - June 2003    Alternative Investments
Manager and                            Division, Managing Director
President                              and Senior V.P. of U.S. Trust
                                       (4/95 to present). Also a
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
NAME, AGE,          TERM OF OFFICE          PRINCIPAL OCCUPATION          NUMBER OF         OTHER
and                 AND LENGTH OF           DURING PAST 5 YEARS           FUNDS IN          DIRECTORSHIPS
POSITION            TIME SERVED                                           FUND              HELD BY
WITH THE                                                                  COMPLEX           MANAGERS
FUND                                                                      OVERSEEN BY
                                                                          MANAGER
----------------------------------------------------------------------------------------------------------------
                                       manager of Excelsior Buyout
                                       Investors LLC and Excelsior
                                       Absolute Return Fund of Funds
                                       Master Fund LLC.
----------------------------------------------------------------------------------------------------------------

                                          Officers who are not Managers

----------------------------------------------------------------------------------------------------------------
Robert F.        Term - Indefinite;    Chief Financial Officer of U.S.        N/A               N/A
Aufenanger       Length - since June   Trust's Alternative Investments
(49)             2003                  Division and Senior V.P. of
Chief Financial                        U.S. Trust (4/03 to present);
Officer                                Independent consultant to
                                       private equity funds (1/02 to
                                       3/03); Chief Financial Officer,
                                       Icon Holding Corp. (12/99 to
                                       12/01); Chief Financial
                                       Officer, Partnership Group,
                                       Merrill Lynch & Co., Inc.
                                       (6/85 to 10/99).
----------------------------------------------------------------------------------------------------------------
Cynthia          Term - Indefinite;    V.P. of U.S. Trust, (8/01 to           N/A               N/A
Englert (38)     Length - since June   present); Controller, Whitney
Secretary        2003                  & Company (5/99 to 8/01);
                                       Financial analyst, Greenwich
                                       Capital Markets (7/93 to 3/99).
----------------------------------------------------------------------------------------------------------------

* Manager who is an "interested person" (as defined by the 1940 Act) of the Company because of his affiliation with the Adviser and its affiliates.

          By signing the limited liability company agreement (the "Company Agreement") of the Company, each Member will be deemed to have voted for the election of each of the Managers.

          The Managers serve on the Board of Managers for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may be removed either by vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds (2/3) of the Managers then serving have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving.

          The following table sets forth certain information regarding the compensation expected to be received by the Managers who are not "interested persons" (as defined by the 1940 Act) of the Company, the Adviser or AIG Global (the "Independent Managers") from the Company and from all registered investment companies for which the Adviser or its affiliates serve as investment adviser for the fiscal year ending March 31, 2004. No compensation is paid by the Company to Managers who are "interested persons" (as defined by the 1940 Act), if any, of the Company, the Adviser or AIG Global. A majority of the Managers are Independent Managers.

                       COMPENSATION TABLE FOR FISCAL YEAR
                              ENDING MARCH 31, 2004

                                               Pension or
                                          Retirement Benefits       Estimated       Total Compensation
                          Compensation     Accrued as Part of    Annual Benefits         from Fund
    Name of Person        from Company      Company Expenses     Upon Retirement          Complex*
    --------------        ------------      ----------------     ---------------          -------


Virginia Bonker              $[    ]               $0                   $0               $[    ](3)

Jonathan B. Bulkeley         $[    ]               $0                   $0               $[    ](3)

Douglas Lindgren**              $0                 $0                   $0                  $0

Thomas F. McDevitt           $[    ]               $0                   $0               $[    ](3)

* The total compensation paid by the Fund Complex is estimated for the fiscal year ending March 31, 2004, assuming a full year of operation. The parenthetical number represents the number of U.S. Trust affiliated registered investment companies (including the Company and the Master Fund) from which such person receives compensation.

**        Interested person of the Company.

          Currently, the Independent Managers are each paid an annual retainer of $5,000 ($2,500 for the first partial year) and per meeting fees of $2,000 by the Company, and are reimbursed by the Company for travel-related expenses. The Managers do not receive any pension or retirement benefits from the Company.

          The following table sets forth the dollar range of equity securities beneficially owned by each Manager as of [December 31, 2002].

                                                            Aggregate Dollar Range of
                                                             Equity Securities of All
                                                              Registered Investment
                                                              Companies Overseen by
                              Dollar Range of Equity           Manager in Family of
    Name of Manager         Securities of the Company          Investment Companies
-----------------------  -------------------------------  ------------------------------
Virginia Bonker                          $0                              $[  ]

Jonathan B. Bulkeley                   $0                        $[    ]

Douglas Lindgren                       $0                           $0

Thomas F. McDevitt                     $0                        $[    ]


          No Independent Manager owns beneficially or of record any security of the Company, the Adviser or AIG Global or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Company, the Adviser or AIG Global.

          The Board of Managers has formed an Audit Committee consisting of Managers who are not "interested persons" (as defined by the 1940 Act) of the Company. The primary duties of the Audit Committee are: (i) to recommend to the full Board of Managers and to approve the independent auditors to be retained by the Company each fiscal year; (ii) to meet with the Company's independent auditors as the Audit Committee necessary; (iii) to review and approve the fees charged by the auditors for audit and non-audit services; and (iv) to report to the full Board of Managers on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

          The Board of Managers has also formed a nominating committee comprised of the Independent Managers to which the discretion to select and nominate Managers who are not "interested persons" (as defined by the 1940 Act) of the Company, the Adviser or AIG Global has been committed.

                                   THE ADVISER

          U.S. Trust Hedge Fund Management, Inc. serves as the investment adviser of the Master Fund. The Adviser is an indirect wholly-owned subsidiary of U.S. Trust and is registered as an investment adviser under the Advisers Act. Through its subsidiaries, U.S. Trust provides investment management, fiduciary, financial planning and private banking services to affluent individuals, families and institutions nationwide. Headquartered in New York City, U.S. Trust and its subsidiaries have 34 offices in 12 states and the District of Columbia. As of March 31, 2003, client assets under the management of U.S. Trust totaled more than $79 billion. The Adviser is located at 225 High Ridge Road, Stamford CT 06905.

          U.S. Trust is a subsidiary of Schwab and is a bank holding company registered under Federal law and incorporated in New York. Schwab, through its principal brokerage subsidiary, Charles Schwab & Co., Inc., is one of the nation's largest financial services firms, serving investors through the Internet, over 370 investor centers, four regional customer telephone service centers and automated telephonic channels. The Adviser and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended, and to regulation by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies.

          Pursuant to an investment advisory agreement with the Master Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Master Fund's investment program and providing day-to-day management services to the Master Fund. The Adviser is authorized, subject to the approval of the board of managers of the Master Fund and investors in the Master Fund, to retain one or more other organizations to provide any or all of the services required to be provided by the Adviser to the Master Fund or to assist in providing these services. To the extent that the Adviser retains a sub-adviser to manage the assets of the Master Fund, the Adviser is responsible under the Advisory Agreement to review and supervise the services provided by the sub-adviser. In consideration for these services, the Master Fund pays the Adviser a quarterly fee of 0.25% % (1.00% on an annualized basis) of the Master Fund's net assets (the "Advisory Fee"). The Advisory Fee is computed based on the net assets of the Master Fund determined as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and is payable in arrears within five business days after the end of the quarter. The Company will bear a pro rata portion of the Advisory Fee as an investor in the Master Fund.

          The Adviser also provides various management and administrative services to the Company pursuant to a management agreement with the Company (the "Management Agreement"). These services include: providing office space and other support services to the Company; maintaining and preserving certain records of the Company; preparing and filing various materials with state and federal regulators; supervising services provided by the Company's administrator, transfer agent and custodian; reviewing and arranging for payment of the Company's expenses; reviewing subscription documents submitted by prospective investors; preparing communications and quarterly reports to Members; and coordinating the preparation of materials relating to meetings of the Board of Managers and meetings of Members. Under the Management Agreement, the Adviser also is responsible for the investment of the cash reserves of the Company. In consideration for services provided under the Management Agreement, the Company pays the Adviser a quarterly fee of 0.125% (0.50% on an annualized basis ) of the Company's net assets (the "Management Fee"). The Management Fee is computed based on the net assets of the Company determined as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and is due and payable in arrears within five business days after the end of the quarter.

                             THE INVESTMENT MANAGER

          AIG Global has been retained by the Adviser to serve as the investment manager of the Master Fund. AIG Global is registered as an investment adviser under the Advisers Act. Pursuant to a sub-advisory agreement entered into between the Adviser and AIG Global dated ________, 2003 (the "Sub-Advisory Agreement"), AIG Global provides day-to-day investment management services to the Master Fund, subject to the general supervision of the Adviser. The business address of AIG Global is c/o AIG Global Investment Corp., 175 Water Street, New York, New York 10038. AIG Global, together with its investment advisory affiliates, has a staff of over 160 investment professionals located in 14 offices around the world, including New York, London, Hong Kong, Tokyo, Toronto and Zurich. As of March 31, 2003, AIG Global and its affiliates managed approximately $329 billion in assets, including approximately $2.4 billion in hedge funds.

          AIG Global is an indirect wholly-owned subsidiary of American International Group, Inc. AIG is a publicly traded holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management. As of December 31, 2002, the AIG Companies had total consolidated
assets of approximately $[   ] billion.

          The members of the AIG Global Investment Group's Hedge Fund team have a combined total of 55 years of capital investment experience.

          In consideration of the services provided by AIG Global to the Master Fund under the Sub-Advisory Agreement, the Adviser will pay AIG Global a quarterly fee computed at the rate of 0.20% (0.80% on an annualized basis) of the Master Fund's net assets; provided, however, that the rate at which the fee is computed shall be reduced as follows based on the total net assets of "U.S. Trust Related Accounts" (as defined below) that are managed by AIG Global ("Relationship Assets"): 0.175% (0.70% on an annualized basis) if Relationship Assets exceed $200 but less than $400 million; 0.150% (0.60% on an annualized basis) if Relationship Assets exceed $400 but less than $800 million and 0.125% (0.50% on an annualized basis) if Relationship Assets are in excess of $800 million. The fee shall be computed based on the net assets of the Master Fund determined as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and is due and payable in arrears within ten business days after the end of the quarter. The Sub-Advisory Agreement provides that it will become effective once the Master Fund has net assets equal to or in excess of $50 million. The term "U.S. Trust Related Accounts" means pooled investment vehicles for which the Adviser or its affiliates serve as investment adviser (including the Master Fund) and managed accounts maintained by the Adviser or its affiliates for customers. The term "Relationship Assets" means U.S. Trust Related Accounts for which AIG Global has been retained as adviser or sub-adviser. The fee paid to AIG Global is borne by the Adviser and is not an expense of the Master Fund or the Company.

               THE ADVISORY AGREEMENT, THE SUB-ADVISORY AGREEMENT
                          AND THE MANAGEMENT AGREEMENT

          The Advisory Agreement and the Sub-Advisory Agreement were each approved by the board of managers of the Master Fund (including a majority of its independent managers), at a meeting held in person on June 26, 2003, and was
approved on [   ] by Douglas Lindgren, as the Master Fund's organizational member. The Management Agreement was approved on the same date by the Board of Managers (including a majority of the Independent Managers), at an in-person
meeting, and was approved on [   ] by Douglas Lindgren, as the organizational
member of the Company. The Advisory Agreement and the Sub-Advisory Agreement are terminable without penalty, on 60 days' prior written notice: by the board of managers of the Master Fund; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; or, in the case of the Advisory Agreement, by the Adviser, and, in the case of the Sub-Advisory Agreement, by AIG Global. The Management Agreement is also terminable without penalty, on 60 days' prior written notice by the Board of Managers; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company or the Adviser.

          The initial terms of each of the agreements expire on ________________, 2005, and may be continued in effect from year to year thereafter if their continuance is approved annually by (i) in the case of the Advisory Agreement and the Sub-Advisory Agreement, either the board of managers of the Master Fund or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; provided that in either event the continuance is also approved by a majority of the independent managers of the Master Fund by vote cast in person at a meeting called for the purpose of voting on such approval and (ii) in the case of the Management Agreement, the Board of Managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The agreements also provide that they will terminate automatically in the event of their "assignment," as defined by the 1940 Act and the rules thereunder.

          The Advisory Agreement and the Sub-Advisory Agreement each provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Master Fund, the Adviser or AIG Global, as applicable, and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Master Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Master Fund. The Advisory Agreement and the Sub-Advisory Agreement also provide for indemnification, to the fullest extent permitted by law, by the Master Fund of the Adviser or AIG Global, as applicable, or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Master Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations to the Master Fund.

          Similarly, the Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company, the Adviser and any member, director, officer or employee thereof, or its affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Company for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Company. The Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Company of the Adviser or any member, director, officer or employee thereof, and any of its affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Company, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations to the Company.

          In determining whether to approve the agreements, the Board of Managers and the board of managers of the Master Fund considered information provided by the Adviser and AIG Global (in the case of the Sub-Advisory Agreement only) relating to the experience and qualifications of their respective investment professionals. It evaluated the nature and scope of advisory and related services that would be required by the Company and the Master Fund and concluded that the Adviser and AIG Global each have the personnel and resources to provide those services in an effective manner consistent with the each of the Company's and the Master Fund's operational requirements and with applicable investment restrictions, regulations and tax and reporting requirements. Each of the Board of Managers and the board of managers of the Master Fund also considered the business reputation of the Adviser and AIG Global, as applicable, and their financial resources.

          The board of managers of the Master Fund considered the experience of the Adviser and AIG Global to other investment funds, including their records with respect to regulatory compliance. The board of managers of the Master Fund also evaluated the procedures of the Adviser and AIG Global designed to fulfill their fiduciary duty to the Master Fund with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of officers and employees). The Board of Managers also considered the experience of the Adviser in providing services to other investment funds, including its record with respect to regulatory compliance.

          The board of managers of the Master Fund reviewed the performance records of other accounts managed by the Adviser and AIG Global that invest in private investment funds and, in some cases, have investment programs similar to that of the Master Fund. In this regard, the board of managers of the Master Fund considered performance over various periods and under different market conditions. Based on its review of these various matters, and other relevant considerations, the board of managers of the Master Fund concluded that the expected scope and quality of services was sufficient to merit approval of the agreements with the Adviser and AIG Global.

          In addition, the board of managers of the Master Fund considered the fees payable under the Advisory Agreement and the Sub-Advisory Agreement. It reviewed information concerning fees paid to investment advisers of similar investment funds and possible economies of scale that would accrue to the Adviser in providing services from a substantial increase in the Master Fund's net assets. The board of managers of the Master Fund took into account not only the fees to be paid by the Master Fund directly to the Adviser, and the portion of these fees that would be paid to AIG Global, but also potential "fallout benefits" to the Adviser and AIG Global such as enhancement of reputation that might be derived from providing services to the Master Fund. In evaluating the proposed fees under the agreements, the board of managers of the Master Fund also took into account the nature of investment management services required by the Master Fund. It concluded that the fees to be paid by the Master Fund to the Adviser and the fees paid by the Advisor to AIG Global are each fair and reasonable, given the scope and expected quality of the services to be rendered.

          Similarly, the Board of Managers considered the fees payable to the Adviser under the Management Agreement and reviewed information concerning fees paid to investment advisers of similar investment funds. In evaluating the proposed fees under the Management Agreement, the Board of Managers also took into account the nature of services required by the Company. It concluded that the fees to be paid by the Company to the Adviser are fair and reasonable, given the scope and expected quality of the services to be rendered.

          After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing items, the board of managers of the Master Fund, including the independent managers, concluded that the approval of the Advisory Agreement and the Sub-Advisory Agreement was in the best interest of the Master Fund and its investors and the Board of Managers of the Company, including the Independent Managers, concluded that the Management Agreement was in the best interest of the Company and Members.

                                     VOTING

          Each Member has the right to cast a number of votes based on the value of the Member's respective capital account at meetings of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers, approval of any investment advisory agreement entered into by the Company and certain other matters. Except for the exercise of their voting privileges, Members are not entitled to participate in the management or control of the Company's business, and may not act for or bind either the Company or the Master Fund.

                              CONFLICTS OF INTEREST

          The Adviser, AIG Global and their respective affiliates and their members, partners, officers and employees carry on substantial investment activities for their own accounts and for other registered investment companies, private investment funds, institutions and individual clients (collectively, the "Clients"). Neither the Company nor the Master Fund has any interest in these activities. The Adviser, AIG Global and their respective officers will be engaged in substantial activities other than on behalf of the Company and the Master Fund and may have conflicts of interest in allocating their time and activity between the Company, the Master Fund and such other activities. The Adviser, AIG Global and their respective officers and employees will devote so much time to the affairs of the Company and the Master Fund as in their judgment is necessary and appropriate.

          The Adviser, AIG Global or one of their respective affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Client or for itself or its officers, directors, partners, members or employees, but the Adviser may determine that such investment opportunity is not appropriate for the Company. Situations also may arise in which the Advisers, AIG Global, their affiliates or their Clients have made investments which would have been suitable for investment by the Master Fund but, for various reasons, were not pursued by, or available to, the Master Fund. The investment activities of the Advisers, AIG Global, their affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Master Fund and, indirectly, the Company in certain situations, if among other reasons, the investment activities limit the Master Fund's ability to invest in a particular investment vehicle or investment. Furthermore, the Adviser, AIG Global and their respective affiliates will not have to divest any interest in an investment vehicle or company in which the Master Fund invests or wishes to invest.

BHC Act would limit the amount that the Master Fund could invest in such investment vehicle or company. (See "Types of Investments and Related Risk Factors-- Investment Policies and Restrictions.")

          The Adviser, its affiliates (including Schwab) and AIG Global may provide brokerage and other services from time to time to one or more accounts or entities managed by the Portfolio Managers or their affiliates, including the Portfolio Funds. (All Portfolio Funds and other accounts managed by the Portfolio Managers or their affiliates, excluding the Company and the Master Fund, are referred to collectively as the "Portfolio Manager Accounts.")

          The Adviser, its affiliates or its Clients may (i) have an interest in an account managed by, or (ii) enter into relationships with, a Portfolio Manager or its affiliates on terms different than the terms entered into with the Company and the Master Fund. In addition, the Portfolio Managers may receive research products and services in connection with the brokerage services that affiliates of the Adviser, including Schwab and its affiliates may provide from time to time to one or more Portfolio Manager Accounts or to the Master Fund.

          The Adviser, AIG Global and their respective affiliates, including their directors, officers or employees, may have banking, investment banking or other relationships with the issuers of securities that are held by the Portfolio Funds or by the Master Fund. They may also own the securities of these issuers. However, in making investment decisions for the Master Fund and the Portfolio Funds, the Adviser and AIG Global, do not obtain or use material inside information acquired by them or their affiliates in the course of those relationships. In addition, affiliates of the Adviser may have made loans which are currently outstanding that could be repaid with proceeds of securities purchased by the Master Fund or a Portfolio Fund.

Portfolio Managers

          It is anticipated that Portfolio Managers which are Subadvisors will follow practices substantially similar to those described below. Although it is anticipated that Portfolio Managers that are not Subadvisors will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that a Portfolio Manager (including a Subadvisor) will adhere to, and comply with, its stated practices.

          Participation in Investment Opportunities. The Adviser anticipates that each Portfolio Manager will consider participation by the relevant Portfolio Fund in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for its Portfolio Manager Accounts that pursue similar investment programs. There may be circumstances, however, under which a Portfolio Manager will cause its Portfolio Manager Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Portfolio Manager will commit the relevant Portfolio Fund's assets. There also may be circumstances under which a Portfolio Manager will consider participation by its Portfolio Manager Accounts in investment opportunities in which the Portfolio Manager does not intend to invest on behalf of the relevant Portfolio Fund, or vice versa.

          It is expected that each Portfolio Manager will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Portfolio Fund and Portfolio Manager Accounts at a particular time. These factors may include the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. However, particular Portfolio Managers may consider other factors. Because the relevant considerations may differ for a Portfolio Fund and relevant Portfolio Manager Accounts in the context of any particular investment opportunity, the investment activities of a Portfolio Fund, on the one hand, and Portfolio Manager Accounts, on the other, may differ considerably from time to time. In addition, the fees and expenses of the Portfolio Funds will differ from those of the Portfolio Manager Accounts. Accordingly, prospective Members should note that the future performance of a Portfolio Manager's Portfolio Fund and its Portfolio Manager Accounts will vary.

          It is expected that when a Portfolio Manager determines that it would be appropriate for its Portfolio Fund and one or more of its Portfolio Manager Accounts to participate in an investment opportunity at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Portfolio Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that any Portfolio Fund participate, or participate to the same extent as the Portfolio Manager Accounts, in all trades. Although no assurances can be made, it is generally expected that no participating entity or account will receive preferential treatment over any other and that each Portfolio Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

          Situations may occur, however, where a Portfolio Fund could be disadvantaged because of the investment activities conducted by the Portfolio Manager for the Portfolio Manager Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Portfolio Fund, and the Portfolio Manager Accounts, thereby limiting the size of the Portfolio Fund's position; (2) the difficulty of liquidating an investment for the Portfolio Fund and the Portfolio Manager Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In addition, a Subadvisor may be legally restricted from entering into "joint transactions" (as defined in the 1940 Act) in which the Master Fund or a Portfolio Fund it has organized participates with affiliates of the Subadvisor, including its Portfolio Manager Accounts, without first obtaining exemptive relief from the SEC. (See "Conflicts of Interest -- Other Matters.")

          Each Portfolio Manager and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Portfolio Manager that are the same, different or made at a different time than positions taken for the Master Fund.

          Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by U.S. Trust and its affiliates. In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that U.S. Trust and its affiliates may provide either (i) to one or more Portfolio Manager Accounts or (ii) to the Master Fund.

          Other Matters. It is expected that, except as may be permitted by applicable law, a Portfolio Manager and its affiliates will not buy securities or other property from, or sell securities or other property to, the Portfolio Fund it manages. In this regard, a Portfolio Fund may effect certain principal transactions in securities with one or more Portfolio Manager Accounts, subject to certain conditions. Such transactions would be made in circumstances where the Portfolio Manager has determined it would be appropriate for the Portfolio Fund to purchase and a Portfolio Manager Account to sell, or the Portfolio Fund to sell and a Portfolio Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

          The Adviser, AIG Global, their affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Master Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Adviser, AIG Global and their affiliates (including personnel of the Adviser and UST Securities Corp., the Company's placement agent (the "Placement Agent") that are the same, different or made at a different time than positions taken for the Master Fund. In order to mitigate the possibility that the Master Fund or the Company will be adversely affected by this personal trading, the Master Fund, the Company, the Adviser, AIG Global and the Placement Agent have adopted codes of ethics (the "Codes of Ethics") in compliance with Rule 17j-1 under the 1940 Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Master Fund's portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

          The Adviser, AIG Global and their affiliates will not purchase securities or other property from, or sell securities or other property to, the Company or the Master Fund, except that the Company may engage in transactions with accounts which are affiliated with the Company or the Master Fund solely because they are advised by the Adviser, AIG Global or one of their affiliates or because they have common officers, directors or managing members. Such transactions would be effected in circumstances where the Adviser has determined that it would be appropriate for the Company or the Master Fund to purchase and another Client to sell, or the Company or the Master Fund to sell and another Client to purchase, the same security or instrument on the same day. All such purchases and sales would be made pursuant to procedures that would be adopted by the Company or the Master Fund pursuant to Rule 17a-7 under the 1940 Act. Among other things, those procedures would be intended to ensure that (1) each such transaction will be effected for cash consideration at the current market price of the particular securities, (2) no such transaction will involve restricted securities or securities for which market quotations are not readily available and (3) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with any such transaction. Affiliated broker-dealers of the Adviser and AIG Global may act as broker for the Company, the Master Fund or the Portfolio Funds in effecting securities transactions. (See "Brokerage.")

          Future investment activities of the Adviser, AIG Global and their affiliates and their principals, partners, directors, officers or employees may give rise to additional conflicts of interest.

                                    BROKERAGE

          Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is applicable to securities traded in certain over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

          The Adviser expects that each Portfolio Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially in the manner set forth below. However, no guarantee or assurance can be made that a Portfolio Manager (including a Subadvisor) will adhere to, and comply with, its stated practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of its Portfolio Fund, each Portfolio Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. As described below, Portfolio Managers may place orders with brokers that provide research services. However, subject to appropriate disclosure, Portfolio Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or benefits that accrue to the Portfolio Manager rather than its Portfolio Fund. The Adviser considers the broker selection process employed by a Portfolio Manager in determining whether to invest in its Portfolio Fund. Each Portfolio Manager generally will seek reasonably competitive commission rates. However, Portfolio Managers will not necessarily pay the lowest commission available on each transaction.

          Consistent with the principle of seeking best price and execution, a Portfolio Manager may place brokerage orders with brokers (including affiliates of AIG Global and U.S. Trust) that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by Portfolio Managers in connection with Portfolio Funds in which the Master Fund invests. Conversely, the information provided to Portfolio Managers by brokers and dealers through which other clients of the Portfolio Managers effect securities transactions may be useful to the Portfolio Managers in providing services to Portfolio Funds in which the Master Fund invests.

          Transactions for any Portfolio Account organized by the Master Fund will not be effected on a principal basis with the Adviser, AIG Global or any of their affiliates. However, broker dealer affiliates of the Adviser and AIG Global may effect brokerage transactions for such Portfolio Fund. These transactions would be effected in accordance with procedures adopted pursuant to
Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things,
Section 17(e) and those procedures provide that when acting as broker for the Master Fund in connection with the sale of securities to or by the Master Fund, the affiliated broker may receive compensation not exceeding the following limits: (1) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act); (2) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (3) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

                                FEES AND EXPENSES

          The Adviser and AIG Global will bear all of their own costs incurred in providing investment advisory and other services to the Master Fund and the Company, including travel and other expenses related to the selection and monitoring of Portfolio Managers.

          The Company bears its own expenses and, indirectly through its investment in the Master Fund, a pro rata portion of the Master Fund's fees and expenses, including, but not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Master Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of Portfolio Accounts; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Company; audit and tax preparation fees and expenses; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond; the Advisory Fee and the Management Fee payable to the Adviser; fees and travel-related expenses of Managers who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Company's transactions among the Adviser and any custodian or other agent engaged by the Company; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

          The Adviser and the Company have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Company (including expenses associated with the organization and initial offering of the Company, and expenses of the Master Fund) to the extent necessary to limit the ordinary operating expenses of the Company to 2% per annum of the Company's average [monthly] net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Company's expenses, the Company will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Company's ordinary operating expenses for any fiscal year to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect until terminated by the Adviser or the Company.

          Portfolio Funds will bear various expenses in connection with their operations. These expenses are similar to those incurred by the Company and the Master Fund. The Portfolio Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds. These expenses, fees and allocations will be in addition to those incurred by the Company and the Master Fund. As an investor in Portfolio Funds, the Master Fund will bear its pro rata share of the expenses and fees of the Portfolio Funds and will also be subject to performance allocations to the Portfolio Managers. The Company will pay a pro rata of its share of these expenses and fees by virtue investment in the Master Fund.

                                  ADMINISTRATOR

          The Company has retained J.D. Clark & Co. (the "Administrator") to provide accounting and certain administrative and investor services to the Company, including fund accounting, investor accounting, and taxation services. In consideration of these services, the Company pays the Administrator a quarterly fee equal to the greater of (i) 0.025% of the value of the Company's net assets determined as of the first day of each fiscal quarter, or (ii) $3,000; subject, however, to a limit of $37,500 for any fiscal quarter ($150,000 on an annual basis). The Administrator also serves as the transfer agent for Interests. Similar services are provided by the Administrator to the Master Fund. The Administrator exclusively provides administrative and accounting services to private investment funds and funds of funds. Currently, it provides administrative and accounting services to 45 funds of funds, with aggregate assets of approximately $1.6 billion, and 13 private investment funds, with aggregate assets of approximately $400 million. Jeffrey D. Clark, the founder of the Administrator, has over 15 years of experience in accounting and operating matters for multi-strategy private investment funds and funds of funds. The Administrator's staff includes seven professionals, three of whom are Certified Public Accountants.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

          The Company will maintain a separate capital account for each Member which will have an opening balance equal to the Member's initial contribution to the capital of the Company. Each Member's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Member to the capital of the Company, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Company of the Interest, or portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

          Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (1) the last day of a fiscal year; (2) the last day of a taxable year; (3) the day preceding any day on which a contribution to the capital of the Company is made; (4) any day on which the Company repurchases any Interest or portion of an Interest of any Member; or (5) any day on which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Allocation of Net Profits and Net Losses

          Net profits or net losses of the Company for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members' respective investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Company (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Company of Interests or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

          Allocations for Federal income tax purposes generally will be made among the Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior fiscal years. (See "Tax Aspects -- Allocation of Profits and Losses.")

Allocation of Special Items - Certain Withholding Taxes and Other Expenditures

          Withholding taxes or other tax obligations incurred by the Company which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Company paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Company, as a contribution to the capital of the Company, the amount of the excess. The Company is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Company determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of that Member, assist the Member in applying for the refund.

          Generally, any expenditures payable by the Company, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Company.

Reserves

          Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Company. Reserves will be in such amounts (subject to increase or reduction) which the Company may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those investors who were Members at the time, as determined by the Company, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Net Asset Valuation

          The net asset value of the Company will be determined by or at the direction of the Adviser as of the close of business as of the end of each fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers.

          In accordance with these policies, investments in Portfolio Funds are valued at their "fair value." Ordinarily, this will be the values determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds' valuation policies and as reported by the Portfolio Managers. As a general matter, the fair value of the Master Fund's interest in a Portfolio Fund will represent the amount that the Master Fund could reasonably expect to receive from the Portfolio Fund if the Master Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Because Portfolio Funds provide net asset value information to the

Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts). In the unlikely event that a Portfolio Fund does not report a value to the Master Fund on a timely basis, the Master Fund would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Master Fund values its assets. The Board of Managers has determined that any values of interests in Portfolio Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

          Before investing in any Portfolio Fund, AIG Global will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that AIG Global reasonably believes to be consistent with those used by the Master Fund for valuing its own investments. Although the procedures approved by the board of managers of the Master Fund provide that AIG Global will periodically review the valuations of interests in Portfolio Funds provided by the Portfolio Managers, neither AIG Global nor the Adviser will be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).

          The Master Fund's valuation procedures require AIG Global to consider all relevant information available at the time the Master Fund values its assets. AIG Global or, in certain cases, the board of managers of the Master Fund, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund's interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the board of managers of the Master Fund, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the board of managers of the Master Fund.

          The Portfolio Funds are required to provide estimated net asset value determinations to the Master Fund on a monthly basis, generally within one or two weeks following the end of the month. AIG Global attempts to confirm the accuracy of each Portfolio Fund's monthly valuation using various means, including: correlating the reported valuation with strategy specific benchmarks maintained by AIG Global that AIG Global believes correlate with the Portfolio Fund's strategy; discussing monthly with Portfolio Managers their Portfolio Funds' values; reviewing semi-annually Portfolio Fund portfolio positions; analyzing audited financial statements of Portfolio Funds; and correlating Portfolio Fund reported investment positions with Portfolio Managers' public filings, if any. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Master Fund could result in an adjustment to the fair value given by the Master Fund to its investment in a Portfolio Fund or a decision by AIG Global to liquidate the Master Fund's investment in a Portfolio Fund. The valuations reported by the Portfolio Managers, upon which the Master Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits. Other adjustments may occur from time to time.

          To the extent the Master Fund invests its assets through Portfolio Accounts, and the Company invests in money market instruments, the Master Fund and the Company will value portfolio securities (other than interests in Portfolio Funds) as follows:

          U.S. exchange traded securities and securities included in the Nasdaq National Market System will be valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets, will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

          Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The reasonableness of valuations provided by any such pricing service will be reviewed periodically by the Board of Managers. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board of Managers to represent fair value.

          All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value is determined. When such significant events materially affect the values of securities held by the Master Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the board of managers of the Master Fund.

          Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Master Fund's net assets, which, in turn, would affect amounts paid on repurchases of Interests and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect.

                           SUBSCRIPTIONS FOR INTERESTS

Subscription Terms

          The Board of Managers may offer Interests up to four times each year, generally as of the first business day of each calendar quarter or more frequently in the sole discretion of the Board of Managers. All subscriptions are subject to the receipt of cleared funds from the investor prior to the applicable subscription date in the full amount of the subscription. The investor must also submit a completed subscription document before the applicable subscription date. The Board of Managers reserves the right to reject any subscription for Interests and the Board of Managers may, in its sole discretion, suspend subscriptions for Interests at any time.

          The minimum initial investment in the Company from each investor is $100,000, and the minimum additional investment in the Company is $25,000. The minimum initial and minimum additional investment requirements may be reduced by the Board of Managers. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Internal Revenue Code of 1986, as amended (the "Code"). In addition, because the Company may generate "unrelated business taxable income" ("UBTI"), charitable remainder trusts may not want to purchase Interests because a charitable remainder trust will not be exempt from Federal income tax under
Section 664(c) of the Code for any year in which it has UBTI.

          Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Company by any Member will be payable in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Company. Initial and any additional contributions to the capital of the Company will be payable in one installment. Although the Company may accept contributions of securities in the sole discretion of the Board of Managers, the Company has no present intention of accepting contributions of securities. If the Company were to accept a contribution of securities, the securities would be valued in the same manner as the Company values its other assets. (See "Capital Accounts and Allocations -- Net Asset Valuation.")

          Each new Member must agree to be bound by all of the terms of the Company Agreement. Each potential investor must also represent and warrant in a subscription agreement, among other things, that the investor is purchasing an Interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Interest.

Eligible Investors

          Each prospective investor will be required to certify that the Interest subscribed for is being acquired for the account of an "accredited investor" as defined in Regulation D under the 1933 Act, and that the investor (as well as each of the investor's beneficial owners under certain circumstances) has a net worth of at least $1.5 million or such greater amount as may be required by applicable law or by the Board of Managers, in its sole discretion. To qualify as an accredited investor, an individual investor must have (i) a net worth (or joint net worth with the investor's spouse) immediately prior to the time of subscription in excess of $1 million or (ii) had an income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year. Corporations, partnerships, trusts and other entities will generally be required to have total assets in excess of $5 million. Existing Members who subscribe for additional Interests will be required to meet the foregoing eligibility criteria at the time of the additional subscription. The relevant investor qualifications are set forth in the subscription agreement that must be completed by each prospective investor.

                           REDEMPTIONS, REPURCHASES OF
                             INTERESTS AND TRANSFERS

No Right of Redemption

          No Member or other person holding an Interest or a portion of an Interest acquired from a Member will have the right to require the Company to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Company, as described below.

Repurchases of Interests

          The Company from time to time will offer to repurchase outstanding Interests or portions thereof from Members pursuant to written tenders by Members at such times and on such terms and conditions as may be determined by the Board of Managers in its sole discretion. In determining whether the Company should offer to repurchase Interests or portions thereof from Members, the Board of Managers will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members as of December 31, 2004 and, thereafter, twice each year, effective as of the end of June and December. The Board of Managers will also consider the following factors, among others, in making this determination:

.. whether any Members have requested the Company to repurchase their Interests or portions thereof;

..  the liquidity of the Company's assets;

..  the investment plans and working capital requirements of the Company;

..  the relative economies of scale with respect to the size of the Company;

..  the history of the Company in repurchasing Interests;

..  the economic condition of the securities markets; and

.. the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

          The Company will repurchase Interests or portions thereof from Members pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Company and to all Members. The value of a Member's Interest (or the portion thereof) that is being repurchased is equal to the value of the Member's capital account (or the portion thereof being repurchased) as of the close of business of any fiscal period, after giving effect to all allocations that are made as of such date. When the Board of Managers determines that the Company shall repurchase Interests or portions thereof, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their Interests by contacting the Adviser during the period. However, because the Company expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Members may not be able to obtain current information regarding the value of Interests when making their decision as to whether to tender Interests for repurchase.

          The Company Agreement provides that the Company shall be dissolved if the Interest of any Member that has submitted a written request for the repurchase of its entire Interest by the Company, in accordance with the terms of the Company Agreement, is not repurchased by the Company within a period of two years following the date of the request; provided, however, that dissolution shall not be required if the Company is unable to repurchase a Member's Interest as a result of regulatory restrictions that prevent the Company from fulfilling a repurchase request.

          Repurchases of Interests or portions thereof from Members by the Company may be made, in the discretion of the Company, and may be paid in cash or by the distribution of securities in kind or partly in cash and partly in kind. However, the Company does not expect to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Company or on Members not tendering Interests for repurchase. Repurchases will be effective after receipt and acceptance by the Company of all eligible written tenders of Interests or portions thereof from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the Company Agreement), which will be distributed to all tendering Members on a pari passu basis. The Company does not impose any charges in connection with repurchases of Interests or portion of Interests.

Repurchase Procedures

          Due to liquidity restraints associated with the Company's investment in the Master Fund, which in turn is restricted as to its ability to withdraw from Portfolio Funds, it is presently expected that, under the procedures applicable to the repurchase of Interests, Interests will be valued for purposes of determining their repurchase price as of a date approximately one month after the date by which Members must submit a repurchase request (the "Valuation Date") and that the Company will generally pay the value of the Interests or portions thereof repurchased (or as discussed below, 95% of such value if a Member's entire Interest is repurchased) approximately one month after the Valuation Date. The amount that a Member may expect to receive on the repurchase of the Member's Interest (or portion thereof) will be the value of the Member's capital account (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Company's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's capital account. This amount will be subject to adjustment upon completion of the annual audit of the Company's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If the entire Interest of a Member is repurchased, the Member will receive an initial payment equal to 95% of the estimated value of the Interest and the balance due will be determined and paid promptly after completion of the Company's audit and will be subject to audit adjustment.

          Under these procedures, Members will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding value of Interests as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Interests and the date they can expect to receive payment for their Interests from the Company. However, promptly after the expiration of a repurchase offer, Members whose Interests are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Company representing the Company's obligation to pay for repurchased Interests. Payments for repurchased Interests may be delayed under circumstances where the Company has determined to redeem its interests in the Master Fund to make such payments, but has experienced delays in receiving payments from the Master Fund.

          A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance of [UST to confirm: $100,000]. If a Member tenders a portion of an Interest and the repurchase of that portion would cause the Member's capital account balance to fall below this required minimum, the Company reserves the right to reduce the portion of the Interest to be purchased from the Member so that the required minimum balance is maintained.

          Repurchases of Interests by the Company are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Interests as described above may be amended by the Company in order to comply with any regulatory requirements applicable to such repurchase procedures.

Mandatory Redemption by the Company

          The Company Agreement provides that the Company may redeem an Interest (or portion thereof) of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if: ownership of the Interest by the Member or other person will cause the Company, the Adviser or AIG Global to be in violation of certain laws or any of the representations and warranties made by a Member in connection with the acquisition of the Interest was not true when made or has ceased to be true.

Transfers of Interests

          Except as otherwise described below, no person shall become a substituted Member without the written consent of the Board of Managers, which consent may be withheld for any reason in its sole discretion. Interests held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion). The Board of Managers generally will not consent to a transfer unless the following conditions are met: (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Company to repurchase Interests; and (iii) the transfer is (x) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (y) to members of the transferring Member's immediate family (brothers, sisters, spouse, parents and children), or (z) a distribution from a qualified retirement plan or an individual retirement account, unless the Company consults with counsel to the Company and such counsel confirms that the transfer will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation. Notice to the Company of any proposed transfer must include evidence satisfactory to the Board of Managers that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Company with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million, and must be accompanied by a properly completed subscription agreement. The Board of Managers may not consent to a transfer of an Interest by a Member unless such transfer is to a single transferee or after the transfer of a portion of the Interest, the balance of the capital account of each of the transferee and transferor is not less than [UST to confirm: $100,000]. A Member who transfers an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer.

          Any transferee that acquires an Interest or portion thereof in the Company by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired, to transfer the Interest in accordance with the terms of the Company Agreement and to tender the Interest for repurchase by the Company, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement. If a Member transfers an Interest or portion thereof with the approval of the Board of Managers, the Company shall promptly take all necessary actions so that each transferee or successor to whom the Interest or portion thereof is transferred is admitted to the Company as a Member.

          By subscribing for an Interest, each Member agrees to indemnify and hold harmless the Company, the Board of Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

                                   TAX ASPECTS

          The following is a summary of certain aspects of the income taxation of the Company and its Members which should be considered by a prospective Member. The Company has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Company, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Company as a partnership for Federal income tax purposes.

          This summary of certain aspects of the Federal income tax treatment of the Company is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Company. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

          EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE COMPANY.

          In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Confidential Memorandum regarding liquidity and other financial matters to ascertain whether the investment objectives of the Company are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of Company Operations

          Classification of the Company. The Company will receive an opinion of Schulte Roth & Zabel LLP, counsel to the Company, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board of Managers, the Company will be classified as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

          Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Company will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Company may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Company has more than 100 Members.

          The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Schulte Roth & Zabel LLP also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Company as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board of Managers, the interests in the Company will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Company will not be treated as a publicly traded partnership taxable as a corporation.

          Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Company would be subject to corporate income tax when recognized by the Company; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Company; and Members would not be entitled to report profits or losses realized by the Company.

          UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF COMPANY INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE COMPANY, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE COMPANY AS A RESULT OF IT BEING AN INVESTOR IN THE MASTER FUND, A PORTFOLIO FUND AND A PORTFOLIO ACCOUNT (AN "INVESTMENT FUND").

          As a partnership, the Company is not itself subject to Federal income tax. The Company files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Company's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Company's taxable income and gain regardless of whether it has received or will receive a distribution from the Company.

          Allocation of Profits and Losses. Under the Company Agreement, the Company's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Company for Federal income tax purposes. The Company Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Company for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Company's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

          Under the Company Agreement, the Board of Managers has the discretion to allocate specially an amount of the Company's capital gain (including short-term capital gain) for Federal income tax purposes to a withdrawing Member to the extent that the Member's capital account exceeds its Federal income tax basis in its partnership interest. There can be no assurance that, if the Board of Managers makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Company's gains allocable to the remaining Members would be increased.

          Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Company Agreement, the Board of Managers, in its sole discretion, may cause the Company to make such an election. Any such election, once made, cannot be revoked without the Service's consent. The actual effect of any such election may depend upon whether any Investment Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board of Managers presently does not intend to make such election.

          The Board of Managers decides how to report the partnership items on the Company's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Company's items have been reported. In the event the income tax returns of the Company are audited by the Service, the tax treatment of the Company's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. The Board of Managers, designated as the "Tax Matters Partner", has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Company items.

Tax Consequences to a Withdrawing Member

          A Member receiving a cash liquidating distribution from the Company, in connection with a complete withdrawal from the Company, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its partnership interest. Such capital gain or loss will be short-term, long-term or some combination of both, depending upon the timing of the Member's contributions to the Company. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of the Company's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Company will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its partnership interest.

          As discussed above, the Company Agreement provides that the Board of Managers may specially allocate items of Company capital gain (including short-term capital gain) to a withdrawing Member to the extent its capital account would otherwise exceed its adjusted tax basis in its partnership interest. Such a special allocation may result in the withdrawing Member recognizing capital gain, which may include short-term gain, in the Member's last taxable year in the Company, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

          Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Company will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to the Company consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Company Investments

          In General. The Company expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

          Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - `Section 988' Gains or Losses" below) and certain other transactions described below, the Company expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Company maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Company's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Company./1/

          The maximum ordinary income tax rate for individuals is 35%/2/ and, in general, the maximum individual income tax rate for "Qualified Dividends"/3/ and long-term capital gains is 15%/4/ (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

          The Company may realize ordinary income from dividends and accruals of interest on securities. The Company may hold debt obligations with "original issue discount." In such case, the Company would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Company may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Company generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Company. The Company may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain

----------------------------
/1/    Generally, in the absence of Regulations requiring it, the Company will not treat positions held through different investment advisory agreements or Investment Funds as offsetting positions for purposes of the straddle rules.

/2/    This rate is scheduled to increase to 39.6% in 2011.

/3/    A "Qualified Dividend" is generally a dividend from certain domestic corporations, and from certain foreign corporations that are either eligible for the benefits of a comprehensive income tax treaty with the United States or are readily tradable on an established securities market in the United States. Shares must be held for certain holding periods in order for a dividend to be a Qualified Dividend.

/4/    The maximum individual long-term capital gains tax rate is 20% for sales or exchanges on or after January 1, 2009. The 15% maximum individual tax rate on Qualified Dividends is scheduled to expire on December 31, 2008.

derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Company in connection with equity swaps, interest rate swaps, caps, floors and collars may be considered "miscellaneous itemized deductions" which, for a noncorporate Member, may be subject to restrictions on their deductibility. (See "Deductibility of Company Investment Expenditures and Certain Other Expenditures" below.) Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income./5/

          Currency Fluctuations - "Section 988" Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Company frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Company's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Company on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Company accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Company actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

          As indicated above, the Company may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Company acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Company with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Company and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

----------------------------
/5/    Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

          Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts and certain options contracts. Under these rules, Section 1256 Contracts held by the Company at the end of each taxable year of the Company are treated for Federal income tax purposes as if they were sold by the Company for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Company in computing its taxable income for such year. If a Section 1256 Contract held by the Company at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

          Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - `Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts. A Section 1256 Contract does not include any "securities futures contract" or any option on such a contract. (See "Certain Securities Futures Contracts.")

          Certain Securities Futures Contracts. Generally, a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. Any gain or loss from the sale or exchange of a securities futures contract (other than a "dealer securities futures contract") is treated as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates has (or would have) in the hands of the taxpayer. If the underlying security would be a capital asset in the taxpayer's hands, then gain or loss from the sale or exchange of the securities futures contract would be capital gain or loss. Capital gain or loss from the sale or exchange of a securities futures contract to sell property (i.e., the short side of a securities futures contract) generally will be short term capital gain or loss, unless otherwise characterized pursuant to the straddle rules and short sale rules, if applicable.

          A "dealer securities futures contract" is treated as a Section 1256 Contract. A "dealer securities futures contract" is a securities futures contract, or an option to enter into such a contract, that (1) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in the contracts and (2) is traded on a qualified board of trade or exchange.

          Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Company (and any Investment Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Company will be accepted by the Service.

          Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Company's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Company for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Company.

          Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Company holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Company generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Company holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Company generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

          Effect of Straddle Rules on Members' Securities Positions. The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by the Company as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to such securities./6/

          Limitation on Deductibility of Interest and Short Sale Expenses. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it

----------------------------
/6/    The Company will not generally be in a position to furnish to Members information regarding the securities positions of its Investment Funds which would permit a Member to determine whether its transactions in securities, which are also held by such Investment Funds, should be treated as offsetting positions for purposes of the straddle rules.

exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, Qualified Dividends and long-term capital gains are excluded from net investment income unless the taxpayer elects to pay tax on such amounts at ordinary income tax rates.

          For purposes of this provision, the Company's activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Company's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Company's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Company. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Company. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

          Deductibility of Company Investment Expenditures and Certain Other Expenditures. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.7 In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2003, $139,500 or $69,750 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.8 Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

          Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Member's share of the trade or business expenses of the Company. These limitations will apply, however, to a noncorporate Member's share of the investment expenses of the Company (including the Management Fee, the

----------------------------
/7/    However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement among three Federal Courts of Appeals on the question of whether the investment advisory fees incurred by a trust are exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. Members that are trusts or estates should consult their tax advisors as to the applicability of these cases to the investment expenses that are allocated to them.

/8/    Under recently enacted legislation, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.

Company's pro rata share of the Advisory Fee payable by the Master Fund and any fee payable to the managers of an Investment Fund), to the extent such expenses are allocable to an Investment Fund that is not in a trade or business within the meaning of the Code. The Company intends to treat its expenses attributable to an Investment Fund that is engaged in trade or business within the meaning of the Code as not being subject to such limitations, although there can be no assurance that the Service will agree.

          The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisers with respect to the application of these limitations.

          A Member will not be allowed to deduct syndication expenses, including placement fees, paid by such Member or the Company. Any such amounts will be included in the Member's adjusted tax basis for its Interest.

          Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Company's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Company. Income or loss attributable to the Company's lending activities or investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

          Application of Basis and "At Risk" Limitations on Deductions. The amount of any loss of the Company that a Member is entitled to include in its income tax return is limited to its adjusted tax basis in its Interest as of the end of the Company's taxable year in which such loss occurred. Generally, a Member's adjusted tax basis for its Interest is equal to the amount paid for such Interest, increased by the sum of (i) its share of the Company's liabilities, as determined for Federal income tax purposes, and (ii) its distributive share of the Company's realized income and gains, and decreased (but not below zero) by the sum of (i) distributions made by the Company to such Member and (ii) such Member's distributive share of the Company's realized losses and expenses.

          Similarly, a Member that is subject to the "at risk" limitations (generally, non-corporate taxpayers and closely held corporations) may not deduct losses of the Company to the extent that they exceed the amount such Member has "at risk" with respect to its Interest at the end of the year. The amount that a Member has "at risk" will generally be the same as its adjusted basis as described above, except that it will generally not include any amount attributable to liabilities of the Company or any amount borrowed by the Member on a non-recourse basis.

          Losses denied under the basis or "at risk" limitations are suspended and may be carried forward in subsequent taxable years, subject to these and other applicable limitations.

          "Phantom Income" From Company Investments. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by the Company in certain foreign corporations may cause a Member to (i) recognize taxable income prior to the Company's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

Foreign Taxes

          It is possible that certain dividends and interest directly or indirectly received by the Company from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Company or an Investment Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Company will directly or indirectly pay since the amount of the Company's assets to be invested in various countries is not known.

          The Members will be informed by the Company as to their proportionate share of the foreign taxes paid by the Company or an Investment Fund, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax-exempt will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

          Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner./9/ This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

          This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property

----------------------------
/9/    With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Company's income (or loss) from these investments may constitute UBTI.

          The Company may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Company will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI./10/ To the extent the Company recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

          To the extent the Company recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Company, an allocable portion of deductions directly connected with the Company's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

          Since the calculation of the Company's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Company from time to time,/11/ it is impossible to predict what percentage of the Company's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of the Company which is treated as UBTI may not be offset by losses of the exempt organization either from the Company or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

          To the extent that the Company generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the

----------------------------
/10/   Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

/11/   The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Company. An exempt organization is required to make estimated tax payments with respect to its UBTI.

nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Company will be required to report to a Member which is an exempt organization information as to the portion, if any, of its income and gains from the Company for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Company is highly complex, and there is no assurance that the Company's calculation of UBTI will be accepted by the Service.

          In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Company's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Company generally should not affect the tax-exempt status of such an exempt organization./12/ However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Company. (See "ERISA Considerations.")

Certain Issues Pertaining to Specific Exempt Organizations

          Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

          In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Company would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Company is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to

----------------------------
/12/   Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Company. Of course, this factor would create less of a problem to the extent that the value of the investment in the Company is not significant in relation to the value of other assets held by a foundation.

          In some instances, an investment in the Company by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Company, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Company in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Company is "passive" within the applicable provisions of the Code and Regulations. There can be no assurance that the Company will meet such 95% gross income test.

          A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

          Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

          Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

Tax Shelter Reporting Requirements

          Under recently issued Regulations, the activities of the Company and an Investment Fund may include one or more "reportable transactions," requiring the Company and, in certain circumstances, a Member to file information returns as described below. In addition, the Board of Managers and other material advisors to the Company may each be required to maintain for a specified period of time a list containing certain information regarding the "reportable transactions" and the Company's investors, and the Service could inspect such lists upon request.

          A "reportable transaction" of a partnership includes, among others, a transaction that results in a loss claimed under Section 165 of the Code (computed without taking into account offsetting income or gain items, and without regard to limitations on its deductibility) generally of at least $2 million in any one taxable year or an aggregate of at least $4 million over a period of six taxable years (beginning with the taxable year in which the transaction is entered into), unless the transaction has been exempted from reporting by the Service. Subject to certain significant exemptions described below, a partner will be treated as participating in a partnership's "loss transaction," and thus be required to report the transaction, if (i) the partner's allocable share of such a partnership's loss exceeds certain thresholds,/13/ or (ii) the partner is an individual or a trust which is allocated in any one taxable year a loss of at least $50,000 from a Section 988 transaction (see "Currency Fluctuations - `Section 988' Gains or Losses" above).

          The Service has published guidance exempting many transactions of the Investment Funds and the Company from the reporting requirements, provided that the Company or an Investment Fund has a "qualifying basis" in the assets underlying the transaction. An asset with a "qualifying basis" includes, among others, an asset purchased by the Company or an Investment Fund for cash. However, even if the Company or an Investment Fund has a "qualifying basis" in the asset generating the loss, each of the following transactions is still subject to the reporting requirements unless it is marked to market under the Code (e.g., a Section 1256 Contract): (i) a transaction involving an asset that is, or was, part of a straddle (other than a mixed straddle), (ii) a transaction involving certain "stripped" instruments, (iii) the disposition of an interest in a pass-through entity (such as an Investment Fund), and (iv) a foreign currency transaction which generates an ordinary loss (see "Currency Fluctuations - `Section 988' Gains or Losses" above).

          The Regulations require the Company to complete and file Form 8886 ("Reportable Transaction Disclosure Statement") with its tax return for each taxable year in which the Company participates in a "reportable transaction." Additionally, each Member treated as participating in a reportable transaction of the Company is required to file Form 8886 with its tax return. The Company and any such Member, respectively, must also submit a copy of the completed form with the Service's Office of Tax Shelter Analysis. The Company intends to notify the Members that it believes (based on information available to the Company) are required to report a transaction of the Company or an Investment Fund, and intends to provide such Members with any available information needed to complete and submit Form 8886 with respect to the transactions of the Company and an Investment Fund.

          Under the above rules, a Member's recognition of a loss upon its disposition of an interest in the Company could also constitute a "reportable transaction" for such Member. Investors should consult with their own advisors concerning the application of these reporting obligations to their specific situations.

State and Local Taxation

          In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Company. State and local tax laws differ in the treatment of limited liability companies such as the Company. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on

----------------------------
/13/   For non-corporate members, the thresholds are $2 million in any one taxable year or an aggregate of $4 million over the six-year period described above, and for corporate members, the thresholds are $10 million in any one taxable year or $20 million over the six-year period described above.

the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, the Company intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

          State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Company generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Company acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business and may cause Members to file tax returns in those jurisdictions. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

          Day, Berry & Howard LLP, special Connecticut tax counsel to the Company, has advised the Company that, as a partnership for Federal income tax purposes, it will be treated as follows with regard to Connecticut taxation. The Company will be subject to an annual $250 Connecticut Business Entity Tax, which is subject to a 20% surcharge for 2003, but will not be subject to Connecticut income taxation. Moreover, an individual Member who is not a resident of Connecticut will not be subject to Connecticut Personal Income Tax with respect to his or her share of the Company's income derived solely from its securities and commodities transactions for its own account. Corporate Members not otherwise subject to Connecticut Corporation Business Tax will not be subject to Connecticut Corporation Business Tax solely by virtue of their investment in the Company, provided that the Company qualifies as an "investment partnership" under C.G.S. Section 12-213(26). An "investment partnership" is defined generally as a limited partnership that meets the gross income requirement of
Section 851(b)(2) of the Code. Even if the Company does not qualify as an "investment partnership," a corporate Member not otherwise subject to Connecticut Corporation Business Tax will not be subject to such tax on its share of the Company's net income provided that the Company's activities consist solely of the purchase or sale of securities and commodities for its own account. In that case, however, the corporate Member will be subject to Connecticut Corporation Business Tax on its share of the capital base of the Company apportioned to Connecticut. Corporate Members otherwise subject to Connecticut Corporation Business Tax also will be taxed on their share of the Company's income and will include their share of the Company's apportionment factors in computing their own apportionment fraction.

          A corporation or trust exempt from Federal income tax by reason of the nature of its activities similarly will generally be exempt from the Connecticut Corporation Business Tax with respect to its share of the Company's income. Connecticut does, however, impose an Unrelated Business Income of Nonprofit Corporations Tax with respect to the UBTI of an exempt corporation or trust.

                              ERISA CONSIDERATIONS

          Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an

"ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Company.

          ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in prohibited transactions and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "TAX ASPECTS") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Company, a fiduciary should determine whether making such an investment is consistent with its or his fiduciary responsibilities and the DOL's regulations. For example, a fiduciary should consider whether an investment in the Company may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

          Because the Company will register as an investment company under the 1940 Act, the underlying assets of the Company should not be considered to be "plan assets" of the ERISA Plans investing in the Company for purposes of ERISA's fiduciary responsibility and ERISA's and the Code's prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Company.

          A Benefit Plan that proposes to invest in the Company will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Company's investment objective, policies and strategies, that the decision to invest in the Company was made with appropriate consideration of the relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

          Certain prospective Benefit Plan investors may currently maintain relationships with the Adviser and/or its affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. The

Code also penalizes such actions. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Company is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Company was made by them as fiduciaries independent of the Adviser or its affiliates, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of the Adviser or its affiliates, as a primary basis for the decision to invest in the Company.

          The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Confidential Memorandum is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code relevant to the acquisition and ownership of Interests.

                      ADDITIONAL INFORMATION AND SUMMARY OF
                       LIMITED LIABILITY COMPANY AGREEMENT

          The following is a summary description of additional items and of select provisions of the Company Agreement which may not be described elsewhere in this Confidential Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the Company Agreement, which is attached hereto as Appendix A.

Member Interests

          Persons who purchase Interests in the offering being made hereby will be Members. The Adviser and its affiliates may contribute capital to and maintain an investment in the Company, and to that extent will be Members of the Company.

Liability of Members

          Under Delaware law and the Company Agreement, each Member will be liable for the debts and obligations of the Company only to the extent of any contributions to the capital of the Company (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board of Managers, may be obligated (i) to satisfy withholding tax obligations with respect to such Members or (ii) to return to the Company amounts distributed to the Member in accordance with the Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Company exceed the fair market value of the Company's assets.

Duty of Care of the Member Managers

          The Company Agreement provides that a Manager shall not be liable to the Company or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Company (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Company. Managers shall not be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Company or by reason of any change in the Federal or state income tax laws applicable to the Company or its investors. The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.

Amendment of the Company Agreement

          The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. However, certain amendments to the Company Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender its entire Interest for repurchase by the Company.

Power of Attorney

          By subscribing for an Interest, each Member will appoint each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Company as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Company or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Company.

          The power-of-attorney granted as part of each Member's subscription agreement is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of an Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substitute Member, or upon the withdrawal of a Member from the Company pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.

Term, Dissolution and Liquidation

          The Company shall be dissolved:

..  upon the affirmative vote to dissolve the Company by: (1) the Board of
   Managers or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

.. upon the expiration of any two year period which commences on the date on which any Member has submitted, in accordance with the terms of the Company Agreement, a written notice to the Company requesting the repurchase of its entire Interest by the Company if that Interest has not been repurchased by the Company;

.. upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Company; or

..  as required by operation of law.

          Upon the occurrence of any event of dissolution, the Board of Managers or the Adviser, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Company and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations -- Allocation of Net Profits and Net Loss."

          Upon the liquidation of the Company, its assets will be distributed
(1) first to satisfy the debts, liabilities and obligations of the Company (other than debts to Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Board of Managers or liquidator determines that the distribution of assets in kind would be in the interests of the Members in facilitating an orderly liquidation.

Reports to Members

          The Company will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law. The Company's ability to provide final Schedules K-1 to Members for any given tax year prior to April 15 of the following year will depend upon when it receives the requisite information from Portfolio Funds. (See "Additional Risk Factors -- Special Risks of Multi-Manager Structure.") The Company will provide Schedules K-1 as soon as practicable after it receives all necessary information. However, it is inevitable that delays will occur. Members should therefore be prepared to obtain extensions of the filing dates for their Federal, state and local income tax returns. (See "Additional Risk Factors -- Special Risks of Multi-Manager Structure.")

          The Company sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Company's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Company as of the end of any calendar month.

Fiscal Year

          For accounting purposes, the Company's fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year is the taxable year of the Company.

Accountants and Legal Counsel

          The Board of Managers and the Audit Committee have selected Ernst & Young LLP as the independent public accountants of the Company. Ernst & Young LLP's principal business address is located at 787 Seventh Avenue, 15/th/ Floor, New York, New York.

          Schulte Roth & Zabel LLP, New York, New York, serves as legal counsel to the Company. The firm also acts as legal counsel to the Adviser, Schwab, U.S. Trust and their affiliates with respect to certain other matters. Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Independent Managers.

Custodian

          U.S. Trust Company, N.A. (the "Custodian") serves as the custodian of the assets of the Company, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers of the Company in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Company are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is: 225 High Ridge Rd., Stamford, CT 06905.

Inquiries

          Inquiries concerning the Company and Interests (including information concerning subscription and withdrawal procedures) should be directed to:

               U.S. Trust Hedge Fund Management, Inc.
               c/o United States Trust Company, N.A.
               225 High Ridge Road
               Stamford, CT 06905

               Telephone: (203) 352-4497
               Telecopier: (203) 352-4456

               For additional information contact:

               Spencer N. Boggess
               Chief Executive Officer
               U.S. Trust Hedge Fund Management, Inc.
               225 High Ridge Road
               Stamford, CT 06905

               Telephone: (203) 352-4400
               Telecopier: (203) 352-4456

                                    * * * * *

          All potential investors in the Company are encouraged to consult appropriate legal and tax counsel.

                      ------------------------------------

                            EXCELSIOR ABSOLUTE RETURN
                               FUND OF FUNDS, LLC

                     (A Delaware Limited Liability Company)

                      ------------------------------------

                       LIMITED LIABILITY COMPANY AGREEMENT

                            Dated as of July __, 2003

                      ------------------------------------

                               225 High Ridge Rd.
                               Stamford, CT 06905
                                 (203) 352-4497

                                TABLE OF CONTENTS

                                                                                                  Page
ARTICLE I DEFINITIONS .........................................................................      1

ARTICLE II  ORGANIZATION; ADMISSION OF MEMBERS ................................................      6
2.1   Formation of Limited Liability Company ..................................................      6
2.2   Name ....................................................................................      6
2.3   Principal and Registered Office .........................................................      6
2.4   Duration ................................................................................      6
2.5   Business of the Company .................................................................      6
2.6   Board of Managers .......................................................................      7
2.7   Members .................................................................................      8
2.8   Organizational Member ...................................................................      8
2.9   Both Managers and Members ...............................................................      8
2.10   Limited Liability. .....................................................................      8

ARTICLE III MANAGEMENT ........................................................................      8
3.1   Management and Control ..................................................................      8
3.2   Actions by the Board of Managers ........................................................      9
3.3  Officers .................................................................................     10
3.4   Meetings of Members .....................................................................     10
3.5   Custody of Assets of the Company ........................................................     11
3.6   Other Activities of Members and Managers ................................................     11
3.7   Duty of Care ............................................................................     12
3.8   Indemnification .........................................................................     12
3.9   Fees, Expenses and Reimbursement ........................................................     14

ARTICLE IV  TERMINATION OF STATUS OF MANAGERS; TRANSFERS AND REPURCHASES ......................     15
4.1   Termination of Status of a Manager ......................................................     15
4.2   Removal of the Managers .................................................................     15
4.3   Transfer of Interests of Members ........................................................     15
4.4   Repurchase of Interests .................................................................     16

ARTICLE V   CAPITAL ...........................................................................     18
5.1   Contributions to Capital ................................................................     18
5.2   Rights of Members to Capital. ...........................................................     18
5.3   Capital Accounts ........................................................................     19
5.4   Allocation of Net Profit and Net Loss; Allocation of Offering Costs .....................     19
5.5   Allocation of Certain Expenditures ......................................................     19
5.6   Reserves ................................................................................     19
5.7   Allocation of Organization Expenses .....................................................     20
5.8   Tax Allocations .........................................................................     21
5.9   Distributions ...........................................................................     22
5.10   Withholding ............................................................................     22

ARTICLE VI  DISSOLUTION AND LIQUIDATION .......................................................     23
6.1   Dissolution .............................................................................     23
6.2   Liquidation of Assets ...................................................................     23

ARTICLE VII ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS ......................................     24
7.1   Accounting and Reports ..................................................................     24
7.2   Determinations by the Board of Managers .................................................     25
7.3   Valuation of Assets .....................................................................     25

ARTICLE VIII   MISCELLANEOUS PROVISIONS .......................................................    26
8.1   Amendment of Limited Liability Company Agreement ........................................    26
8.2   Special Power of Attorney ...............................................................    27
8.3   Notices .................................................................................    28
8.4   Agreement Binding Upon Successors and Assigns ...........................................    28
8.5   Applicability of 1940 Act and Form N-2 ..................................................    28
8.6   Choice of Law ...........................................................................    28
8.7   Not for Benefit of Creditors ............................................................    29
8.8   Consents ................................................................................    29
8.9   Merger and Consolidation ................................................................    29
8.10   Pronouns ...............................................................................    29
8.11   Confidentiality ........................................................................    29
8.12   Certification of Non-Foreign Status ....................................................    30
8.13   Severability ...........................................................................    30
8.14   Filing of Returns ......................................................................    30
8.15   Tax Matters Partner ....................................................................    31
8.16   Section 754 Election ...................................................................    31

                  EXCELSIOR ABSOLUTE RETURN FUND OF FUNDS, LLC
                       LIMITED LIABILITY COMPANY AGREEMENT

     THIS LIMITED LIABILITY COMPANY AGREEMENT of Excelsior Absolute Return Fund of Funds, LLC (the "Company") is dated as of July __, 2003, by and among Virginia G. Bonker, Jonathan B. Bulkeley, Douglas Lindgren and Thomas F. McDevitt, as the Managers, Douglas Lindgren, as the Organizational Member, and those persons hereinafter admitted as Members.

                              W I T N E S S E T H :

     WHEREAS, the Company has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on June 17, 2003.

     NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                             ----------------------

                                    ARTICLE I

                                   DEFINITIONS

                             ----------------------

     For purposes of this Agreement:

     Administrator                  The person who provides administrative
                                    services to the Company pursuant to an
                                    administrative services agreement.

     Advisers Act                   The Investment Advisers Act of 1940 and the
                                    rules, regulations and orders thereunder, as amended from time to time, or any successor law.

     Affiliate                      An affiliated person, as such term is
                                    defined by the 1940 Act, of a person.

     Agreement                      This Limited Liability Company Agreement, as
                                    amended from time to time.

     Board of Managers              The Board of Managers established pursuant
                                    to Section 2.6 hereof.

     Capital Account                With respect to each Member, the capital
                                    account established and maintained on behalf of each Member pursuant to Section 5.3 hereof.

     Certificate                    The Certificate of Formation of the Company
                                    and any amendments thereto as filed with the office of the Secretary of State of Delaware.

     Closing Date                   The first date on or as of which a Member
                                    other than the Organizational Member is
                                    admitted to the Company.

     Code The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.

     Company The limited liability company governed hereby, as such limited liability company may from time to time be constituted.

     Delaware Act                   The Delaware Limited Liability Company Act
                                    as in effect on the date hereof and as
                                    amended from time to time, or any successor law.

     Fiscal Period                  The period commencing on the Closing Date,
                                    and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

                                       (1)  the last day of a Fiscal Year;

                                       (2)  the last day of a Taxable Year;

                                       (3)  the day preceding any day as of
                                            which a contribution to the capital
                                            of the Company is made pursuant to
                                            Section 5.1 hereof;

                                       (4)  any day on which the Company
                                            repurchases any Interest on portion
                                            of an Interest of any Member; or

                                       (5)  any day (other than one specified in
                                            clause (2) above) as of which this
                                            Agreement provides for any amount to
                                            be credited to or debited against
                                            the Capital Account of any Member,
                                            other than an amount to be credited
                                            to or debited against the Capital
                                            Accounts of all Members in
                                            accordance with their respective
                                            Investment Percentages.

     Fiscal Year                    The period commencing on the Closing Date
                                    and ending on March 31, 2004, and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless and until the Board of Managers shall elect another fiscal year for the Company.

     Form N-2 The Company's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

     Independent Managers           Those Managers who are not "interested
                                    persons," as such term is defined by the 1940 Act, of the Company.

     Interest The entire ownership interest in the Company at any particular time of a Member, or other person to whom an Interest of a Member or portion thereof has been transferred pursuant to Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

     Investment Manager             The person who at any particular time
                                    provides Management Services to the Company pursuant to a Management Agreement.

     Investment Percentage          A percentage established for each Member on
                                    the Company's books as of the first day of each Fiscal Period. The Investment
                                    Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Investment
                                    Percentages of all Members for each Fiscal
                                    Period shall equal 100%.

     Management Agreement           A separate written agreement entered into by
                                    the Company pursuant to which the Investment
                                    Manager provides Management Services to the Company.

     Management Services            Such management and administrative and other
                                    services as the Investment Manager is
                                    required to provide to the Company pursuant to the Management Agreement as contemplated by Section 3.9(a) hereof.

     Manager An individual designated as a manager of the Company pursuant to the provisions of
                                    Section 2.6 hereof and who serves on the Board of Managers of the Company.

     Member Any person who shall have been admitted to the Company as a member (including any Manager in such person's capacity as a member of the Company but excluding any Manager in such person's capacity as a Manager of the Company) until the Company repurchases the entire Interest of such person as a member pursuant to Section 4.4 hereof or a substituted Member or Members are admitted with respect to any such person's entire Interest as a member pursuant to Section 4.3 hereof; such term includes the Investment Manager to the extent the Investment Manager makes a capital contribution to the Company and shall have been admitted to the Company as a member.

     Net Assets                     The total value of all assets of the
                                    Company, less an amount equal to all accrued debts, liabilities and obligations of the Company, calculated before giving effect to any repurchases of Interests to be effected as of the date such value is determined.

     Net Profit or Net Loss         The amount by which the Net Assets as of the
                                    close of business on the last day of a
                                    Fiscal Period exceed (in the case of Net
                                    Profit) or are less than (in the case of Net
                                    Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Company, as of the close of business on the Closing
                                    Date), such amount to be adjusted to exclude any items to be allocated among the Capital
                                    Accounts of the Members on a basis that is not in accordance with the respective
                                    Investment Percentages of all Members as of the commencement of such Fiscal Period pursuant to Sections 5.5 and 5.6 hereof.

     1940 Act The Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

     Officer An individual designated as an officer of the Company pursuant to the provisions of
                                    Section 3.3 hereof and who serves as an
                                    officer of the Company.

     Organization Expenses          The expenses incurred by the Company in
                                    connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

     Organizational Member          Douglas Lindgren

     Securities                     Securities (including, without limitation,
                                    equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation or currency, or commodity, all types of derivative instruments and financial instruments and any contracts based on any index or group of securities, debt obligations or currencies, or commodities, and any options thereon, as well as investments in registered investment companies and private investment funds.

     Taxable Year                   The 12-month period ending December 31 of
                                    each year.

     Transfer The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

                            -------------------------

                                   ARTICLE II

                       ORGANIZATION; ADMISSION OF MEMBERS

                            -------------------------

         2.1      Formation of Limited Liability Company.

                  The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Company's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company.

         2.2      Name.

                  The name of the Company shall be "Excelsior Absolute Return Fund of Funds, LLC" or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

         2.3      Principal and Registered Office.

                  The Company shall have its principal office at 225 High Ridge Rd., Stamford, Connecticut 06905, or at such other place designated from time to time by the Board of Managers.

                  The Company shall have its registered office in Delaware at 615 South DuPont Highway, Dover, Delaware 19901, and shall have National Corporate Research, Ltd. as its registered agent for service of process in Delaware, unless and until a different registered office or agent is designated by the Board of Managers.

         2.4      Duration.

                  The term of the Company commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Company is dissolved pursuant to Section 6.1 hereof.

         2.5      Business of the Company.

                  (a) The business of the Company is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. The Company may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business. The Company shall be operated subject to any applicable restrictions of the Bank Holding Company Act of 1956, as amended.

                  (b) The Company shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board of Managers and in accordance with the 1940 Act.

         2.6      Board of Managers.

                  (a) Prior to the Closing Date, the Organizational Member may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as the Managers on the Board of Managers, subject to the election of such persons prior to the Closing Date by the Organizational Member. By signing this Agreement or the signature page of the Company's subscription agreement, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the Managers to the Board of Managers. After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs
(a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.4 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Company. The number of Managers shall be fixed from time to time by the Board of Managers.

                  (b) Each Manager shall serve on the Board of Managers for the duration of the term of the Company, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

                  (c) In the event that no Manager remains to continue the business of the Company, the Investment Manager shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Company and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Company or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Company shall be dissolved pursuant to Section 6.1 hereof and the assets of the Company shall be liquidated and distributed pursuant to Section 6.2 hereof.

         2.7      Members.

                  The Board of Managers may admit one or more Members as of the first day of each calendar quarter; provided, however, that the Company may, in the discretion of the Board of Managers, admit Members more frequently. Subject to the foregoing terms, Members may be admitted to the Company subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Company's subscription agreement pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement. The Board of Managers may in its absolute discretion reject any subscription for an Interest. The admission of any person as a Member shall be effective upon the revision of the books and records of the Company to reflect the name and the contribution to the capital of the Company of such additional Member.

         2.8      Organizational Member.

                  The initial contribution of capital to the Company by the Organizational Member shall be represented by an Interest, which Interest shall have the same rights as other Interests held by the Members.

         2.9      Both Managers and Members.

                  A Member may at the same time be a Manager and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

         2.10     Limited Liability.

                  Except as provided under applicable law, a Member shall not be liable for the Company's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under applicable law, a Manager shall not be liable for the Company's debts, obligations and liabilities.

                           --------------------------

                                   ARTICLE III

                                   MANAGEMENT

                           --------------------------

         3.1      Management and Control.

                  (a) Management and control of the business of the Company shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Company and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Company and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Company except within the scope of such Manager's authority as delegated by the

Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person," as such term is defined in the 1940 Act of such company. During any period in which the Company shall have no Managers, the Investment Manager shall continue to serve as the investment manager to the Company and to provide the Management Services to the Company.

                  (b) Each Member agrees not to treat, on his personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Company. The Board of Managers shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Company under any provisions of the Code or any other revenue laws.

                  (c) Members shall have no right to participate in and shall take no part in the management or control of the Company's business and shall have no right, power or authority to act for or bind the Company. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

                  (d) The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as officers of the Company, with such titles and authority as may be determined by the Board of Managers consistent with applicable law.

         3.2      Actions by the Board of Managers.

                  (a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

                  (b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings of the Board of Managers. Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

         3.3      Officers

                  (a) The executive Officers of the Fund shall be a President, a Treasurer and a Secretary. If the Board of Managers has designated a Principal Manager pursuant to Section 3.2(b) hereof, then the Principal Manager shall also be an executive Officer. The Board of Managers may elect one or more Vice-Presidents, and each such Vice-President shall be an executive Officer. The President shall be the chief executive officer of the Company. The Principal Manager, if there be one, shall be elected from among the persons serving as Managers, but no other Officer need be a Manager. The Board of Managers may also elect, or may delegate to the President authority to appoint, remove, or fix the duties, compensation or terms of office of, one or more other Officers as the Board of Managers shall at any time and from time to time deem to be advisable. Any two or more positions of Officer, except those of President and Vice-President, may be held by the same person. A person holding more than one office may not act in more than one capacity to execute, acknowledge or verify on behalf of the Fund an instrument required by law to be executed, acknowledged and verified by more than one Officer.

                  (b) The Officers shall be elected annually at a meeting of the Board of Managers. Each Officer shall hold office until his successor is elected or appointed or until his earlier displacement from office by resignation, removal or otherwise; provided, that if the term of office of any Officer shall have been fixed by the Board of Managers, or by the President acting under authority delegated by the Board of Managers, such Officer shall cease to hold such office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed him. Any Officer may resign at any time by written notice to the Company. Any Officer may be removed at any time by the Board of Managers or by the President acting under authority delegated by the Board of Managers if in its or his judgment the best interest of the Company would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an Officer shall not of itself create contract rights between the Company and such Officer.

                  (c) If the office of any Officer becomes vacant for any reason, the vacancy may be filled by the Board of Managers or by the President acting under authority delegated by the Board of Managers. Each Officer elected or appointed to fill a vacancy shall hold office for the balance of the term for which his predecessor was elected or appointed.

                  (d) All Officers as between themselves and the Company shall have such powers, perform such duties and be subject to such restrictions, if any, in the management of the Company as may be provided in this Agreement or, to the extent not so provided, as may be prescribed by the Board of Managers or by the President acting under authority delegated by the Board of Managers.

         3.4      Meetings of Members.

                  (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting, and matters incidental thereto, may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes at such meeting.

                  (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting. The Board of Managers shall establish a record date not less than 10 days nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

                  (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Company before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

         3.5      Custody of Assets of the Company.

                  The physical possession of all funds, Securities and other properties of the Company shall at all times, be held, controlled and administered by one or more custodians retained by the Company in accordance with the requirements of the 1940 Act and the rules thereunder.

         3.6      Other Activities of Members and Managers.

                  (a) The Managers shall not be required to devote all of their time to the affairs of the Company, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

                  (b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

         3.7      Duty of Care.

                  (a) A Manager shall not be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her duties, or otherwise in his or her capacity as a Manager, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the performance of his or her duties to the Company.

                  (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

         3.8      Indemnification.

                  (a) To the fullest extent permitted by law, the Company shall, subject to Section 3.8(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Company or the past or present performance of services to the Company by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.8 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.8 to the fullest extent permitted by law.

                  (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Company in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.8(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Company shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or
(iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

          (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.8(a) hereof if (i) approved as in the best interests of the Company by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Company and that such indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Company or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

          (d) Any indemnification or advancement of expenses made pursuant to this Section 3.8 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.8 it shall be a defense that, and (ii) in any suit in the name of the Company to recover any indemnification or advancement of expenses made pursuant to this Section 3.8 the Company shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.8 has not met the applicable standard of conduct set forth in this Section 3.8. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.8, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.8 shall be on the Company (or any Member acting derivatively or otherwise on behalf of the Company or its Members).

          (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.8 or to which such indemnitee may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

          (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.8 shall affect the power of the Company to purchase and maintain liability insurance on behalf of any Manager or other person.

     3.9  Fees, Expenses and Reimbursement.

          (a) So long as the Investment Manager provides Management Services to the Company, it shall be entitled to receive fees for such services as may be agreed to by the Investment Manager and the Company pursuant to the Management Agreement.

          (b) The Board of Managers may cause the Company to compensate each Manager who is not an officer or employee of the Investment Manager (or of any affiliate of the Investment Manager) for his or her services as such and such Manager shall be reimbursed by the Company for travel expenses incurred by him in performing his duties under this Agreement.

          (c) The Company shall bear all of its own costs and expenses incurred in its business and operations, other than those specifically required to be borne by the Investment Manager or another party pursuant to the Management Agreement or another agreement with the Company. The Investment Manager shall be entitled to reimbursement from the Company for any expenses that it pays on behalf of the Company. Costs and expenses to be borne by the Company include, but are not limited to, the following: (i) all costs and expenses related to investment expenses; (ii) any non-investment related interest expense; (iii) fees and disbursements of any attorneys and accountants engaged on behalf of the Company; (iv) audit and tax preparation expenses; (v) administrative expenses and fees; custody and escrow fees and expenses; (vi) the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond; (vii) the management fee payable to the Investment Manager;
(viii) fees and travel-related expenses of Managers who are not employees of the Investment Manager or any affiliate of the Investment Manager; (ix) any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

          (d) Subject to such limitations as may be imposed by the 1940 Act or other applicable laws, from time to time the Company may, alone or in conjunction with the Investment Manager, any Affiliate of the Investment Manager or other registered or unregistered investment funds or other accounts for which the Investment Manager or any Affiliate of the

Investment Manager acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                          -----------------------------

                                   ARTICLE IV

                            TERMINATION OF STATUS OF
                       MANAGERS; TRANSFERS AND REPURCHASES

                          -----------------------------

     4.1  Termination of Status of the Investment Manager.

          The status of the Investment Manager shall terminate if the Management Agreement with the Investment Manager terminates and the Company does not enter into a new Management Agreement with the Investment Manager, effective as of the date of such termination.

     4.2  Removal of the Managers.

          Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or
(b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

     4.3  Transfer of Interests of Members.

          (a) An Interest of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion); provided, however, that the Board of Managers may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain Transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), (iii) as a distribution from a qualified retirement plan or an individual retirement account, or (iv) a Transfer to which the Board of Managers may consent pursuant to the following sentence. The Board of Managers may consent to other pledges, transfers, or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer, or assignment, the Board of Managers shall consult with counsel to the Fund to ensure that such pledge, transfer, or assignment will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Managers which may be withheld in its sole discretion. Any pledge, transfer, or assignment not made in accordance with this Section 4.3 shall be void unless it consults with counsel to the Company and counsel to the Company confirms that such Transfer will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation.

          (b) The Board of Managers may not consent to a Transfer of an Interest or a portion thereof of a Member unless: (i) the person to whom such Interest is Transferred (or each of the person's beneficial owners if such person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Board of Managers believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act, or any successor rule thereto; and (ii) the entire Interest of the Member is Transferred to a single transferee or, after the Transfer of a portion of an Interest, the balance of the Capital Account of each of the transferee and transferor is not less than $[100,000] or such lesser amount as may be established by the Board of Managers. Any transferee that acquires an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers an Interest with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Company as a Member. Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such Transfer.

          (c) Each Member shall indemnify and hold harmless the Company, the Managers, the Investment Manager, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.3 and (ii) any misrepresentation by such Member in connection with any such Transfer.

     4.4  Repurchase of Interests.

          (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to require the Company to redeem for repurchase that Interest or portion thereof. The Board of Managers from time to time, in its sole discretion and on such terms and conditions as it may determine, may cause the Company to repurchase Interests or portions thereof pursuant to written tenders. However, the Company shall not offer to repurchase Interests on more than two occasions during any one Fiscal Year unless it has received an opinion of counsel to the Company that such more frequent offers would not cause any adverse tax consequences to the Company or the Members. In determining whether to cause the Company to repurchase Interests or portions thereof pursuant to written tenders, the Board of Managers shall consider, among other things, the recommendation of the Investment Manager.

          The Board of Managers shall cause the Company to repurchase Interests or portions thereof pursuant to written tenders only on terms determined by the Board of Managers to be fair to the Company and to all Members (including persons holding Interests acquired from Members), as applicable.

          (b) The Investment Manager may tender its Interest or a portion thereof as a Member under Section 4.4(a) hereof.

          (c) The Board of Managers may cause the Company to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Managers determines or has reason to believe that:

                (1) such an Interest or portion thereof has been transferred in violation of Section 4.3 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, adjudication of incompetency of a Member;

                (2) ownership of such an Interest by a Member or other person will cause the Company to be in violation of, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

                (3) such Member's continued participation in the Company may cause the Company to be classified as a "publicly traded partnership" within the meaning of Section 7704 of the Code and the Treasury Regulations thereunder; or

                (4) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true.

          (d) Repurchases of Interests or portions thereof by the Company shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Company to repurchase Interests, promptly after the expiration date of such repurchase offer in accordance with the terms of such offer. Payment of the purchase price for an Interest (or portion thereof) shall consist of: (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of the Interest (or portion thereof) repurchased by the Company determined as of the date of such repurchase (the "Initial Payment"); and, if determined to be appropriate by the Board of Managers or if the Initial Payment is less than 100% of the estimated unaudited net asset value, (ii) a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Interest (or portion thereof) repurchased by the Company as of the date of such repurchase, determined based on the audited financial statements of the Company for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the repurchase price in Securities (or any combination of Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 45 days after the date of repurchase or, if the Company has requested withdrawal of its capital from any Portfolio Funds in order to fund the repurchase of Interests, 10 business days after the Company has received at least 90% of the aggregate amount withdrawn by the Company from such Portfolio Funds.

          (e) A Member may at any time submit to the Company a written request that the Company repurchase the entire Interest of such Member, as contemplated by Section 6.1(3) hereof. Any such request shall be sent to the Company by registered or certified mail, return receipt requested, and shall be deemed valid upon receipt by the Member of a letter from the Company acknowledging its receipt of the request. The Company shall send such letter to the Member promptly upon its receipt of the Member's request.

                      ------------------------------------

                                    ARTICLE V

                                     CAPITAL

                      ------------------------------------

     5.1  Contributions to Capital.

          (a) The minimum initial contribution of each Member to the capital of the Company shall be such amount as the Board of Managers, in its discretion, may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Company upon acceptance as a contribution to the capital of the Company. The Managers shall not be entitled to make voluntary contributions of capital to the Company as Managers of the Company, but may make voluntary contributions to the capital of the Company as Members. The Investment Manager may make voluntary contributions to the capital of the Company as a Member.

          (b) Members may make additional contributions to the capital of the Company, effective as of such times as the Board of Managers in its discretion may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Company except to the extent provided in Section 5.6 hereof. The minimum additional capital contribution of a Member to the capital of the Company shall be such amount as the Board of Managers, in its sole discretion, may determine from time to time.

          (c) Initial and any additional contributions to the capital of the Company by any Member shall be payable in cash or readily available funds on or before the date of the proposed contribution.

     5.2  Rights of Members to Capital.

          No Member shall be entitled to interest on any contribution to the capital of the Company, nor shall any Member be entitled to the return of any capital of the Company except (i) upon the repurchase by the Company of a part or all of such Member's Interest pursuant to Section 4.5 hereof, (ii) pursuant to the provisions of Section 5.6(c) hereof or (iii) upon the liquidation of the Company's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Company's property or to compel any sale or appraisal of the Company's assets.

     5.3  Capital Accounts.

          (a) The Company shall maintain a separate Capital Account for each Member.

          (b) Each Member's Capital Account shall have an initial balance equal to the amount of such Member's initial contribution to the capital of the Company.

          (c)   Each Member's Capital Account shall be increased by the sum of
(i) the amount of additional contributions by such Member to the capital of the Company permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.6 hereof.

          (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.5, 5.9 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under
Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 through 5.7 hereof.

     5.4  Allocation of Net Profit and Net Loss; Allocation of Offering Costs.

          As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.

     5.5  Allocation of Certain Expenditures.

          Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Company, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Company.

     5.6  Reserves.

          (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Investment Manager or the Board of Managers, such reserves to be in the amounts that the Board of Managers in its sole discretion deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, may be proportionately charged or credited, as appropriate, to the Capital Accounts of those persons who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board of Managers in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

          (b) To the extent permitted under applicable law, if at any time an amount is paid or received by the Company (other than contributions to the capital of the Company, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Company's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those persons who were Members during such prior Fiscal Period or Periods.

          (c) To the extent permitted under applicable law, if any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a person who is no longer a Member, such amount shall be paid by or to such person, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Company on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such person ceased to be a Member. To the extent that a former Member fails to pay to the Company, in full, any amount required to be charged to such former Member pursuant to paragraph
(a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

     5.7  Allocation of Organization Expenses.

          (a) As of the first Expense Allocation Date, Organization Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

          (b) As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.7 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organization Expenses shall then be reallocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages.

     5.8  Tax Allocations.

          For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.8 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e)
promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulation (S) 1.704-1(b)(2)(ii)(d).

          If the Company realizes capital gains (including short-term capital gains) for Federal income tax purposes ("gains") for any fiscal year during or as of the end of which all the Interests of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Company pursuant to Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and (ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4 hereof.

          If the Company realizes capital losses (including long-term capital losses) for Federal income tax purposes ("losses") for any fiscal year during or as of the end of which the Interests of one or more Negative Basis Members (as hereinafter defined) are repurchased by the Company pursuant to Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such losses as follows: (i) to allocate such losses among such Negative Basis Members, pro rata in proportion to the respective Negative Basis (as hereinafter defined) of each such Negative Basis Member, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Member shall have been eliminated and (ii) to allocate any losses not so allocated to Negative Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4 hereof.

          As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Company under Section 752 of the
Code), and (ii) the term "Positive Basis Member" shall mean any Member whose Interest is repurchased by the

Company and who has Positive Basis as of the effective date of the repurchase, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the second paragraph of this Section 5.7 equal to its Positive Basis as of the effective date of such repurchase.

          As used herein, (i) the term "Negative Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time is less than its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Company under Section 752 of the Code), and (ii) the term "Negative Basis Member" shall mean any Member whose Interest is repurchased by the Company and who has Negative Basis as of the effective date of such repurchase, but such Member shall cease to be a Negative Basis Member at such time as it shall have received allocations pursuant to clause (i) of the third paragraph of this Section 5.7 equal to its Negative Basis as of the effective date of such repurchase.

     5.9  Distributions.

                The Board of Managers, in its sole discretion, may authorize the Company to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Investment Percentages.

     5.10 Withholding.

          (a) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

          (b) For purposes of this Agreement, any taxes so withheld by the Company with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Company as a contribution to the capital of the Company, upon demand of the Board of Managers, the amount of such excess.

          (c) The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Company and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                             ----------------------

                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION

                             ----------------------

     6.1  Dissolution.

          The Company shall be dissolved:

                (1) upon the affirmative vote to dissolve the Company by: (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

                (2) upon the failure of Members to elect a successor Manager at a meeting called by the Investment Manager in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of the Company;

                (3) upon the expiration of any two year period that commences on the date on which any Member has submitted, in accordance with the procedure specified in Section 4.4(e) hereof, a written notice to the Company requesting to tender its entire Interest for repurchase by the Company if such Interest has not been repurchased by the Company; or

                (4)   as required by operation of law.

Dissolution of the Company shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Company as provided above, but the Company shall not terminate until the assets of the Company have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

     6.2  Liquidation of Assets.

          (a) Upon the dissolution of the Company as provided in Section 6.1 hereof, the Board of Managers shall promptly appoint the Board of Managers or the Investment Manager as the liquidator and the Board of Managers or the Investment Manager shall liquidate the business and administrative affairs of the Company, except that if the Board of Managers does not appoint the Board of Managers or the Investment Manager as the liquidator or the Board of Managers or the Investment Manager is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Company. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

                (1) the debts of the Company, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Company's assets to the Members has been completed, shall first be paid on a pro rata basis;

                (2) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis; and

                (3) the Members shall next be paid on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

          (b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Company, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Company; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                          -----------------------------

                                   ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

                          -----------------------------

     7.1  Accounting and Reports.

          (a) The Company shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Company. The Company's accounts shall be maintained in U.S. currency.

          (b) After the end of each Taxable Year, the Company shall furnish to each Member such information regarding the operation of the Company and such Member's Interest as is necessary for Members to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.

          (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Company shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Company shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted auditing standards. The Company may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

         7.2      Determinations by the Board of Managers.

                  (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to
Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

                  (b) The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss or any components comprising the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Company and the intended allocation thereof among the Members.

         7.3      Valuation of Assets

                  (a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Company as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Company, no value shall be placed on the goodwill or name of the Company, or the office records, files, statistical data or any similar intangible assets of the Company not normally reflected in the Company's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

                  (b) The Company will value Interests in the Company at fair value, which ordinarily will be the value determined by the Board of Managers in accordance with the policies established by the Company.

                  (c) The value of Securities and other assets of the Company and the net worth of the Company as a whole determined pursuant to this Section
7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                           ---------------------------

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                          -----------------------------

         8.1      Amendment of Limited Liability Company Agreement.

                  (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

                  (b) Any amendment that would:

                      (1) increase the obligation of a Member to make any contribution to the capital of the Company;

                      (2) reduce the Capital Account of a Member other than in accordance with Article V; or

                      (3) modify the events causing the dissolution of the Company;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to have its entire Interest repurchased by the Company.

                  (c) The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph
(a) of this Section 8.01 shall specifically include the power to:

                      (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

                      (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

                      (3) amend this Agreement to make such changes as may be necessary or advisable to ensure that the Company will not be treated as an association or as a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code.

                  (d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

         8.2      Special Power of Attorney.

                  (a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Company's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

                      (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

                      (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Company; and

                      (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company as a limited liability company under the Delaware Act.

                  (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Company without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Company is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Company.

                  (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

                      (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or Board of Managers shall have had notice thereof; and

                      (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

         8.3      Notices.

                  Except as otherwise set forth in this Agreement, notices that are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Managers or the Investment Manager, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Company. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

         8.4      Agreement Binding Upon Successors and Assigns.

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

         8.5      Applicability of 1940 Act and Form N-2.

                  The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that affect numerous aspects of the conduct of the Company's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

         8.6      Choice of Law.

                  Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

         8.7      Not for Benefit of Creditors.

                  The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers and the Company. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

         8.8      Consents.

                  Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Company.

         8.9      Merger and Consolidation.

                  (a) The Company may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

                  (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

         8.10     Pronouns.

                  All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

         8.11     Confidentiality.

                  (a) A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

                  (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

             (c)  Each Member recognizes that in the event that this Section
8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Company may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

             (d) Notwithstanding anything in this Section 8.11 to the contrary, the Member may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Company and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Member relating to such tax treatment and tax structure.

     8.12    Certification of Non-Foreign Status.

             Each Member or transferee of an Interest from a Member shall certify, upon admission to the Company and at such other times thereafter as the Board of Managers may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Company, and shall notify the Company within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

     8.13    Severability.

             If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

     8.14    Filing of Returns.

             The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Company to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Company.

     8.15    Tax Matters Partner.

             (a) A Manager who is a Member shall be designated on the Company's annual Federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Company for purposes of Section 6231(a)(7) of the Code. In the event that no Manager is a Member, a Member shall be so designated. Should any Member be designated as the Tax Matters Partner for the Company pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Company under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Company from any and all liabilities and obligations that arise from or by reason of such designation.

             (b) Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Company holding such interests through such Pass-Thru Member. In the event the Company shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Company is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Company and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Company.

     8.16    Section 754 Election.

             In the event of a distribution of Company property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Company, at the request of a Member, the Board of Managers, in its discretion, may cause the Company to elect, pursuant to
Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Company property as provided by Sections 734 and 743 of the Code.

     EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE CONFIDENTIALITY CLAUSE SET FORTH IN
SECTION 8.11.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                           MANAGERS:


                           ___________________________________
                           Name: Virginia G. Bonker

                           ___________________________________
                           Name: Jonathan B. Bulkeley

                           ___________________________________
                           Name: Douglas Lindgren

                           ___________________________________
                           Name: Thomas F. McDevitt


                           ORGANIZATIONAL MEMBER:

                           ___________________________________
                           Name: Douglas Lindgren

                           MEMBERS:

                           Each person who shall sign a Member Signature Page and who shall be accepted by the Board of Managers to the Company as a Member.

                                     PART C
                                OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

       (1)  Financial Statements:

            As Registrant has no assets, financial statements are omitted.

       (2)  Exhibits:

            (a)  (i)   Certificate of Formation of Registrant. Filed herewith.

                 (ii) Limited Liability Company Agreement of Registrant. Filed herewith as Appendix A to the Confidential Memorandum included in the Registration Statement.

                 (iii) Amendment to Certificate of Formation. Filed herewith.

            (b)  Not applicable.

            (c)  Not applicable.

            (d)  See Item 24(2)(a)(ii).

            (e)  Not applicable.

            (f)  Not applicable.

            (g)  Form of Management Agreement. Filed herewith.

            (h)  Not applicable.

            (i)  Not applicable.

            (j)  Form of Custodian Agreement. Filed herewith.

            (k)  (i)   Form of Administration Agreement. Filed herewith.

            (l)  Not applicable.

            (m)  Not applicable.

            (n)  Not applicable.

            (o)  Not applicable.

            (p)  Not applicable.

            (q)  Not applicable.

            (r)  Code of Ethics. Filed herewith.

Item 25.    Marketing Arrangements

      Not applicable.

Item 26.    Other Expenses of Issuance and Distribution

      Legal fees and expenses            [  ]
      Accounting fees and expenses       [  ]
      Blue Sky fees and expenses         [  ]
      Printing                           [  ]
      Offering expenses                  [  ]
                                        -----

            Total                       $[  ]

Item 27.    Persons Controlled by or Under Common Control with Registrant

      None.

Item 28.    Number of Holders of Securities

      As of July __, 2003, the number of record holders of each class of securities of Registrant, is shown below:

             (1)                                    (2)
             Title of Class                         Number of Recordholders
             --------------                         -----------------------
             Limited liability company interests              0

Item 29.    Indemnification

      Reference is made to Section 3.8 of Registrant's Limited Liability Company Agreement (the "Company Agreement"), filed herewith. Registrant hereby undertakes that it will apply the indemnification provision of the Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to managers, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Manager, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30.   Business and Other Connections of the Adviser

       There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each executive officer and director of U.S. Trust Hedge Fund Management, Inc. (the "UST HFM") is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

       To the knowledge of Registrant, none of the managers or executive officers of UST HFM are or have been, at any time during the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that the mangers and officers of UST HFM also hold various positions with, and engage in business for, various subsidiaries of U.S. Trust Corporation, of which UST HFM is a subsidiary.

       UST HFM provides management and administrative services to Registrant. UST HFM is a subsidiary of U.S. Trust Corporation, which in turn is a wholly-owned subsidiary of The Charles Schwab Corporation. Information with respect to each manager and executive officer of UST HFM is incorporated by reference to Form ADV filed by UST HFM with the SEC pursuant to the Investment Advisers Act of 1940, as amended (File no. 801-57894). The principal business address of UST HFM is 225 High Ridge Rd., Stamford, CT 06905.

Item 31.   Location of Accounts and Records

       The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of UST HFM at its offices at 225 High Ridge Rd., Stamford, CT 06905.

Item 32.   Management Services

       Not applicable.

Item 33.   Undertakings

       Not applicable.

                                    FORM N-2

                  EXCELSIOR ABSOLUTE RETURN FUND OF FUNDS, LLC

                                  EXHIBIT INDEX


(a) (i)      Certificate of Formation of Registrant

(a) (ii) Limited Liability Company Agreement of Registrant. Filed herewith as Appendix A to the Confidential Memorandum included in the Registration Statement.

(a) (iii)    Amendment to Certificate of Formation of Registrant

(g)          Form of Management Agreement

(j)          Form of Custodian Agreement

(k) (i)      Form of Administration Agreement

(r)          Code of Ethics

                                    FORM N-2

                  EXCELSIOR ABSOLUTE RETURN FUND OF FUNDS, LLC

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, and the State of Connecticut, on the 2/nd/ day of July, 2003.

                                        EXCELSIOR ABSOLUTE RETURN
                                        FUND OF FUNDS, LLC




                                   By:      /s/  Douglas Lindgren
                                        ---------------------------------
                                        Name:  Douglas Lindgren
                                        Title: President